Exhibit 99.1

SUBJECT TO REVISION
MARKETING MATERIALS DATED MARCH 11, 2002
-------------------------------------------------------------------------------

                          $1,000,000,000 (APPROXIMATE)

                                       CIT


                        CIT HOME EQUITY LOAN TRUST 2002-1
            HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-1


                      THE CIT GROUP/CONSUMER FINANCE, INC.
                           SELLER AND MASTER SERVICER


              CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.
                                    DEPOSITOR




                                 MARCH 11, 2002

                                               CIT HOME EQUITY LOAN TRUST 2002-1
                       HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-1
                                                    $1,000,000,000 (APPROXIMATE)
--------------------------------------------------------------------------------


DISCLAIMER

Attached is the preliminary Marketing Materials describing the structure, collateral pool and certain aspects of CIT Home Equity Loan Trust 2002-1. The Marketing Materials are for informational purposes only and are subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus, prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

The CIT Group/Consumer Finance, Inc. or Credit Suisse First Boston Corporation, nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Marketing Materials. Neither this sheet nor the cover sheet are part of the Marketing Materials.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE CERTIFICATES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND DECLARED EFFECTIVE. THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

PRELIMINARY INFORMATION ONLY

GROUP I CERTIFICATES
                                                                                                               ASSUMED
               PRINCIPAL                            EXPECTED                      PRINCIPAL      PRINCIPAL      FINAL
                 AMOUNT                              RATING       WAL (YRS)      WINDOW(MTHS)   WINDOW(MTHS) DISTRIBUTION
  CLASS(3)       ($)(1)      CERTIFICATE TYPE    (MOODY'S/S&P)   CALL/MAT(2)       CALL(2)          MAT          DATE
------------- ------------- -------------------- --------------- ------------- --------------- ------------- -----------
 AF-1A(4)      98,310,000   Variable Sequential     Aaa/AAA      0.75 / 0.75        1-20            1-20        2/17
 AF-1B         98,310,000    Fixed Sequential       Aaa/AAA      0.75 / 0.75        1-20            1-20        2/17
 AF-2          64,190,000    Fixed Sequential       Aaa/AAA      2.00 / 2.00       20-29           20-29        1/23
 AF-3          64,930,000    Fixed Sequential       Aaa/AAA      3.00 / 3.00       29-47           29-47        1/27
 AF-4          47,550,000    Fixed Sequential       Aaa/AAA      5.00 / 5.00       47-79           47-79        3/29
 AF-5(4)       29,560,000    Fixed Sequential       Aaa/AAA      7.41 / 10.80      79-90           79-203       5/31
 AF-6(4)       44,760,000   Lockout Sequential      Aaa/AAA      6.27 / 6.61       40-90           40-201       2/30
 AF-7(4)      250,000,000   Fixed Pass-Through      Aaa/AAA      2.70 / 2.96        1-90           1-203        5/31
 MF-1(4)       35,670,000     Fixed Mezzanine        Aa2/AA      5.13 / 5.67       38-90           38-155       1/30
 MF-2(4)       33,690,000     Fixed Mezzanine         A2/A       5.11 / 5.58       37-90           37-142      12/29
 BF(4)         25,760,000     Fixed Subordinate    Baa2/BBB      5.07 / 5.25       37-90           37-119       5/31
------------- ------------- -------------------- --------------- ------------- --------------- ------------- -----------
 TOTAL:       792,730,000
------------- ------------- -------------------- --------------- ------------- --------------- ------------- -----------

GROUP II CERTIFICATES
CLASS(3)(5)    PRINCIPAL     CERTIFICATE TYPE       EXPECTED      WAL (YRS)       PRINCIPAL      PRINCIPAL   ASSUMED FINAL
                 AMOUNT                              RATING                      WINDOW(MTHS)   WINDOW(MTHS) DISTRIBUTION
                 ($)(1)                          (MOODY'S/S&P)   CALL/MAT(2)       CALL(2)          MAT          DATE
------------- ------------- -------------------- --------------- ------------- --------------- ------------- -----------
 AV-1         172,030,000        Variable           Aaa/AAA      1.97 / 2.08        1-90           1-170       11/31
                               Pass-Through
 MV-1          13,470,000   Variable Mezzanine       Aa2/AA      4.85 / 5.11       44-90           44-142      9/30
 MV-2          10,880,000   Variable Mezzanine        A2/A       4.66 / 4.88       40-90           40-130      8/30
 BV            10,890,000   Variable Subordinate   Baa2/BBB      4.56 / 4.67       38-90           38-115      11/31
------------- ------------- -------------------- --------------- ------------- --------------- ------------- -----------
 TOTAL:       207,270,000
------------- ------------- -------------------- --------------- ------------- --------------- ------------- -----------


(1) The principal balance of each Class of Offered Certificates is subject to a +/- 5% variance.

(2)  See "Pricing Prepayment Speed" herein.

(3)  The Certificates are subject to a 10% Clean-up Call (as described herein).
     After the first distribution date on which the Clean-up Call is exercisable, the coupon on the Class AF-5, Class AF-7, Class MF-1, Class
     MF-2 and Class BF Certificates will increase by 0.50%, the margin on the Class AV-1 Certificates doubles and the margin on the Class MV-1, Class
     MV-2 and BV increases to 1.5x the original margin.

(4) The Class AF-1A, Class AF-5, Class AF-6, Class AF-7, Class MF-1, Class MF-2 and Class BF Certificates are expected to be subject to the Group I Net WAC
     Cap (as described herein).

(5) The Group II Certificates are subject to the Group II Net WAC Cap (as described herein).

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

SUMMARY OF TERMS

 TRANSACTION:                      CIT Home Equity Loan Trust 2002-1
                                   Home Equity Loan Asset Backed Certificates,
                                   Series 2002-1

 CERTIFICATES OFFERED:             $792,730,000 Group I Certificates
                                   $207,270,000 Group II Certificates

 SELLER AND MASTER SERVICER:       The CIT Group/Consumer Finance, Inc.

 DEPOSITOR:                        Credit Suisse First Boston Mortgage
                                   Acceptance Corp.

 LEAD UNDERWRITERS:                Credit Suisse First Boston
                                   Salomon Smith Barney

 CO-UNDERWRITERS:                  Banc One Capital Markets
                                   Goldman Sachs
                                   JPMorgan

 TRUSTEE:                          JPMorgan Chase Bank

 CERTIFICATE RATINGS:              The Certificates are expected to receive
                                   ratings from Moody's Investors Service, Inc., and Standard & Poors Ratings Services, a division of McGraw-Hill Companies, Inc., set forth on the first page of the Term Sheet

 EXPECTED PRICING DATE:            March  [15], 2002

 EXPECTED SETTLEMENT DATE:         March [28], 2002

 DISTRIBUTION DATE:                25th of each month, or the next succeeding
                                   Business Day (First Payment Date: April 25,
                                   2002)

 CUT-OFF DATE:                     March 1, 2002

 GROUP I PRICING SPEED:            120% PPC

                                   100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.

 GROUP II PRICING SPEED:           30% CPR

 MORTGAGE LOANS:                   The mortgage pool will consist of mortgage
                                   loans that will be divided into Loan Group I, which will consist solely of fixed-rate subprime home equity loans secured by first liens (87.77%) and second liens (12.23%) on mortgaged properties, and Loan Group II, which will consist of adjustable-rate subprime home equity loans secured by 100% first liens on mortgaged properties.

 SENIOR CERTIFICATES:              Class AF-1A through Class AF-7 and Class AV-1
                                   Certificates

 GROUP I CERTIFICATES:             Class AF-1A through Class AF-7, Class MF-1,
                                   Class MF-2, and Class BF Certificates (backed by the fixed rate loans)

 SEQUENTIAL CERTIFICATES:          Class AF-1 (split pro-rata between Class
                                   AF-1A and Class AF-1B), Class AF-2, Class
                                   AF-3, Class AF-4, Class AF-5, and Class AF-6
                                   Certificates

 GROUP II CERTIFICATES:            Class AV-1, Class MV-1, Class MV-2, and Class
                                   BV Certificates (backed by the adjustable rate loans)

 SUBORDINATE CERTIFICATES:         Class MF-1, Class MF-2, Class BF, Class MV-1,
                                   Class MV-2, and Class BV Certificates

 DUE PERIOD:                       The calendar month preceding the calendar
                                   month in which the related Distribution Date occurs.

 DELAY DAYS:                       24 days on Group I Certificates, excluding
                                   Class AF-1A Certificates 0 days on Group II
                                   Certificates and Class AF-1A Certificates

 DAY COUNT:                        30/360 on Group I Certificates, excluding
                                   Class AF-1A Certificates Actual/360 on Group
                                   II Certificates and Class AF-1A Certificates

 ACCRUED INTEREST:                 Group I Certificates, excluding Class AF-1A
                                   Certificates, settle with accrued interest from March 1, 2002 Group II Certificates and
                                   Class AF-1A Certificates settle flat (no accrued interest)

 INTEREST ACCRUAL PERIOD:          With respect to the Group I Certificates,
                                   excluding Class AF-1A Certificates, the
                                   interest accrues during the month preceding the current Distribution Date

                                   With respect to the Group II Certificates and Class AF-1A Certificates, interest accrues from the last Distribution Date through the day preceding the current Distribution Date

 CLEARING:                         DTC, Euroclear or Cedel

 SMMEA ELIGIBILITY:                The Class AV-1 Certificates and Class MV-1
                                   Certificates are expected to be SMMEA
                                   eligible

 ERISA ELIGIBILITY:                All Offered Certificates are expected to be
                                   ERISA eligible

 TAX STATUS:                       One or more REMICs for Federal income tax
                                   purposes (exclusive of the Net WAC Cap
                                   Carryover Funds)

 OPTIONAL TERMINATION:             The entire transaction is eligible for call
                                   when the combined outstanding principal
                                   balance of both mortgage loan groups reaches
                                   10% of the Cut-Off Date principal balance of such loans. After the first distribution date on which the Clean-up Call is exercisable, the coupon on the Class AF-5, Class AF-7, Class MF-1, Class MF-2 and Class BF
                                   Certificates will increase by 0.50%, the margin on the Class AV-1 Certificates doubles and the margin on the Class MV-1, Class MV-2 and BV increases to 1.5x the original margin.

 SERVICING ADVANCES:               The Master Servicer will be required to make
                                   an advance of its own funds with respect to delinquent payments of interest on each mortgage loan no later than the day prior to the Distribution Date and in no event earlier than the seventh Business Day of such month.
                                   The Master Servicer is obligated to make
                                   Advances only if in its judgment, such
                                   Advances are reasonably recoverable from future payments and collections of the related mortgage loan. If the Master Servicer determines on any Determination Date to make an Advance, such Advance will be included with the distribution to Certificateholders on the related Distribution Date.

 MASTER SERVICING FEE:             The Master Servicer shall be paid a servicing
                                   fee of 0.50% per annum of the principal of each mortgage loan as of the first day of the related Due Period plus any late fees, prepayment fees and other similar fees on the mortgage loans collected by the Master
                                   Servicer during the related Due Period.

 COMPENSATING INTEREST:            The Master Servicer will be required to remit
                                   any interest shortfalls due to the receipt of less than thirty days of accrued interest with a full prepayment up to the amount of the Master Servicing Fee for the related period.

 GROUP I NET WAC CAP:              As to any distribution date and the Class
                                   AF-1A, Class AF-5, Class AF-6, Class AF-7,
                                   Class MF-1, Class MF-2, and Class BF
                                   Certificates, is the weighted average loan rate of the group I mortgage loans less the Master Servicing Fee and any mortgage insurance fee where applicable.

 GROUP II NET WAC CAP:             The Group II Certificate Rates adjust monthly
                                   and are equal to the lesser of (a) one month
                                   LIBOR plus the applicable margin (the
                                   "Formula Rate") and (b) the Group II Net WAC
                                   Cap. The Group II Net WAC Cap will equal the product of (i) the weighted average loan rate of the group II mortgage loans less the Master Servicing Fee and (ii) 360 divided by the number of days in the related accrual period.

 GROUP I NET WAC CAP CARRYOVER:    As to any Distribution Date and the Class
                                   AF-1A, Class AF-5, Class AF-6, Class AF-7,
                                   Class MF-1, Class MF-2 and Class BF
                                   Certificates, the sum of (a) the excess, if any, of the related class monthly interest amount, calculated at the applicable certificate rate without regard to the Group
                                   I Net WAC Cap, over the class monthly
                                   interest amount for the applicable
                                   Distribution Date, (b) any Group I Net WAC
                                   Cap Carryover remaining unpaid from prior
                                   Distribution Dates and (c) one month's
                                   interest on the amount in clause (b)
                                   calculated at the applicable certificate rate without regard to the Group I Net WAC Cap.

 GROUP II NET WAC CAP CARRYOVER:   As to any Distribution Date and the Group II
                                   Certificates, the sum of (a) the excess, if any, of the amount payable under the related
                                   Formula Rate over the related class monthly interest amount for the related class and Distribution Date, (b) any Group II Net WAC
                                   Carryover remaining unpaid from prior
                                   Distribution Dates and (c) one month's
                                   interest on the amount in clause (b)
                                   calculated at the related Formula Rate
                                   without regard to the Group II Net WAC Cap.

 CLASS PRINCIPAL CARRYOVER         As to any Class of Subordinate Certificates
 SHORTFALL:                        and any Distribution Date, the excess, if
                                   any, of (i) the sum of (x) the amount of the reduction in the Certificate Principal
                                   Balance of that Class of Subordinate
                                   Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior
                                   Distribution Dates over (ii) the amount
                                   distributed in respect of the Class Principal
                                   Carryover Shortfall to such Class of
                                   Subordinate Certificates on prior
                                   Distribution Dates.

 CLASS INTEREST CARRYOVER          As to any class of Certificates and any
 SHORTFALL:                        Distribution Date, an amount equal to the sum
                                   of (1) the excess of the related class
                                   monthly interest amount (the amount to which the class is entitled in the absence of any shortfall) for the preceding Distribution
                                   Date and any outstanding Class Interest
                                   Carryover Shortfall with respect to that class from any preceding Distribution Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Date plus
                                   (2) one month's interest on the excess, to the extent permitted by law, at the related certificate rate.

 CLASS AF-6 PRINCIPAL              The Class AF-6 Principal Distribution Amount
 DISTRIBUTION AMOUNT:              is equal to the Class AF-6 Lockout Percentage
                                   for such date multiplied by the Class AF-6 pro-rata percentage of the Group I Senior
                                   Principal Distribution Amount.

                                   The Class AF-6 Lockout Percentage is equal to the following:

                               DISTRIBUTION DATE  CLASS AF-6 LOCKOUT PERCENTAGE

                                   1 - 36                    0%

                                  37 - 60                   45%

                                  61 - 72                   80%

                                  73 - 84                  100%

                                  85 and thereafter        300%

 SENIOR PRINCIPAL DISTRIBUTION     With respect to each group, prior to the
 AMOUNT:                           related Stepdown Date or while a Delinquency
                                   Trigger Event is in effect for a group, the related Senior Principal Distribution Amount for the group will equal 100% of the Principal Distribution Amount for the related group.

                                   On or after the related Stepdown Date,
                                   assuming a Trigger Event is not in effect for a group, the related Senior Principal Distribution Amount for the group will equal the lesser of (i) the Principal Distribution Amount for the related group and (ii) the excess of the outstanding balance of the related Senior Certificates for the group immediately prior to the related Distribution Date over the lesser of (a) approximately 72.80% for Group I (59.00% for Group II) times the outstanding collateral balance in the related group on the last day of the related Due Period and (b) the outstanding collateral balance in the related group minus the OC Floor amount.

                                   The remaining principal amount for a group, if any, will be allocated to the Subordinate Certificates for that group to maintain their respective Stepdown Percentages.

 CLASS M-1 PRINCIPAL               With respect to each group, (i) prior to the
 DISTRIBUTION AMOUNT:              related Stepdown Date and on any Distribution
                                   Date thereafter on which a Trigger Event is in effect for the related group, zero if any of the related Senior Certificates remain outstanding; 100% of the Principal
                                   Distribution Amount for such group if the related Senior Certificates have been reduced to zero; (ii) following the related Stepdown
                                   Date and to the extent a Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the related Senior
                                   Certificates after distribution of the
                                   related Senior Principal Distribution Amount for the group on the related Distribution
                                   Date and (b) the outstanding balance of the related Class M-1 Certificates for the group immediately prior to the related Distribution
                                   Date over (ii) the lesser of (a)
                                   approximately 81.80% for Group I (72.00% for
                                   Group II) of the outstanding collateral
                                   balance for the related group on the last day of the related Due Period and (b) the outstanding collateral balance for the related group on the last day of the related
                                   Due Period minus the OC Floor.

 CLASS M-2 PRINCIPAL               With respect to each group, (i) prior to the
 DISTRIBUTION AMOUNT:              related Stepdown Date and on any Distribution
                                   Date thereafter on which a Trigger Event is in effect for the related group, zero if any of the related Senior and Class M-1
                                   Certificates remain outstanding; 100% of the Principal Distribution Amount for such group if the related Senior and Class M-1
                                   Certificates have been reduced to zero; (ii) following the related Stepdown Date and to the extent a Trigger Event is not in effect for such group, the excess of (i) the sum of
                                   (a) the aggregate outstanding principal
                                   balance of the related Senior and Class M-1
                                   Certificates after distribution of the
                                   related Senior and Class M-1 Principal
                                   Distribution Amounts, respectively, for the group on the related Distribution Date and
                                   (b) the outstanding balance of the related
                                   Class M-2 Certificates for the group
                                   immediately prior to the related Distribution
                                   Date over (ii) the lesser of (a)
                                   approximately 90.30% for Group I (82.50% for
                                   Group II) of the outstanding collateral
                                   balance for the related group on the last day of the related Due Period and (b) the outstanding collateral balance for the related group on the last day of the related
                                   Due Period minus the OC Floor.

 CLASS B PRINCIPAL DISTRIBUTION    With respect to each group, (i) prior to the
 AMOUNT:                           related Stepdown Date and on any Distribution
                                   Date thereafter on which a Trigger Event is in effect for the related group, zero if any of the related Senior, Class M-1 and Class
                                   M-2 Certificates remain outstanding; 100% of the Principal Distribution Amount for such group if the related Senior Certificates and Class M-1 and Class M-2 Certificates have been reduced to zero; (ii) following the related Stepdown Date and to the extent a Trigger Event is not in effect for such group, the excess of (i) the sum of (a) the aggregate outstanding principal balance of the related Senior, Class M-1 and Class M-2
                                   Certificates after distribution of the
                                   related Senior, Class M-1 and Class M-2
                                   Principal Distribution Amounts, respectively, for the group on the related Distribution
                                   Date and (b) the outstanding balance of the related Class B Certificates for the group immediately prior to the related Distribution
                                   Date over (ii) the lesser of (a)
                                   approximately 96.80% for Group I (93.00% for
                                   Group II) of the outstanding collateral
                                   balance for the related group on the last day of the related Due Period and (b) the outstanding collateral balance for the related group on the last day of the related
                                   Due Period minus the OC Floor.

CREDIT ENHANCEMENT

 CREDIT ENHANCEMENT:               X    Excess Interest for the related group

                                   X    For Group I, the initial
                                        overcollateralization amount will equal
                                        zero and will build to [1.60]% of the
                                        original collateral balance for the
                                        related group via the application of
                                        excess interest. The target
                                        overcollateralization level may stepdown to [3.20]% of the current collateral balance for the related group after the stepdown date. For Group II, the initial overcollateralization amount will equal zero and will build to [3.50]% of the original collateral balance for the related group via the application of excess interest. The target overcollateralization level may stepdown to [7.00]% of the current collateral balance for the related group after the stepdown date. The overcollateralization will be subject to a floor of 0.50% of the original collateral balance for the related group.

                                   X    Subordination of the Class MF-1, MF-2
                                        and BF Certificates for Group I Senior
                                        Certificates and subordination of the
                                        Class MV-1, MV-2 and BV Certificates for
                                        Group II Senior Certificates.

                                   X Cross-collateralization: excess interest from either loan group will be available, if necessary to cover realized losses and build overcollateralization for the benefit of the other loan group.

                                   X    Mortgage Insurance: 11.90% of the Loan
                                        Group I will be covered by a mortgage
                                        insurance policy issued by Republic
                                        Mortgage Insurance Company. For each of
                                        these mortgage loans, Republic Mortgage
                                        Insurance Company provides insurance
                                        coverage, subject to certain carveouts,
                                        down to 60% of the value of the related
                                        mortgaged property.

 GROUP I CREDIT ENHANCEMENT          TARGET CREDIT     TARGET CREDIT ENHANCEMENT
 PERCENTAGES:                         ENHANCEMENT         AFTER STEPDOWN DATE

                                 RATING    PERCENT     RATING       PERCENT

                                Aaa/AAA   [13.60]%    Aaa/AAA      [27.20]%
                                Aa2/AA     [9.10]%    Aa2/AA       [18.20]%
                                A2/A       [4.85]%    A2/A          [9.70]%
                                Baa2/BBB   [1.60]%    Baa2/BBB      [3.20]%

 GROUP II CREDIT ENHANCEMENT         TARGET CREDIT     TARGET CREDIT ENHANCEMENT
 PERCENTAGES:                         ENHANCEMENT         AFTER STEPDOWN DATE

                                 RATING    PERCENT     RATING       PERCENT

                                Aaa/AAA   [20.50]%    Aaa/AAA      [41.00]%
                                Aa2/AA    [14.00]%    Aa2/AA       [28.00]%
                                A2/A       [8.75]%    A2/A         [17.50]%
                                Baa2/BBB   [3.50]%    Baa2/BBB      [7.00]%

 SUBORDINATION INCREASE AMOUNT:    With respect to each group, the lesser of (i)
                                   the related target overcollateralization amount minus the actual overcollateralization amount of such group and (ii) excess interest that can be applied to repay the outstanding certificate principal balance for such group.

 STEPDOWN DATE:                    With respect to either group, the earlier to
                                   occur of (i) the Distribution Date on which the certificate principal balances of the Senior Certificates for such group have been reduced to zero and (ii) the later to occur of (a) the Distribution Date in April 2005 and (b) the first Distribution Date on which the Senior Certificate principal balance of the group (after taking into account distributions of principal on such
                                   Distribution Date) is less than or equal to 72.80% for Group I (59.00% for Group II) of the scheduled principal balances of the mortgage loans in the group.

 GROUP I DELINQUENCY TRIGGER       For Loan Group I, a Delinquency Trigger Event
 EVENT                             occurs if the three-month rolling average of
                                   the Group I Loans that are 60+ days
                                   delinquent exceeds [50]% of the Senior
                                   Enhancement Percentage. 60+ delinquent loans includes the sum of all loans that are (i)
                                   60+ days delinquent, (ii) in foreclosure,
                                   (iii) in REO and (iv) in bankruptcy and are 60+ days delinquent.

 GROUP II DELINQUENCY TRIGGER      For Loan Group II, a Delinquency Trigger
 EVENT:                            Event occurs if the three-month rolling
                                   average of the Group II Loans that are 60+ days delinquent exceeds [40]% of the Senior
                                   Enhancement Percentage. 60+ delinquent loans includes the sum of all loans that are (i)
                                   60+ days delinquent, (ii) in foreclosure,
                                   (iii) in REO and (iv) in bankruptcy and are 60+ days delinquent.

                                   If the delinquency trigger is violated, the required overcollateralization amount will not be allowed to step down. Upon curing the delinquency trigger, the required overcollateralization will be allowed to step down.

 GROUP I CUMULATIVE LOSS TRIGGER   Is in effect with respect to any Distribution
 EVENT:                            Date, if the percentage obtained by dividing
                                   (x) the aggregate amount of Realized Losses incurred from the Cut-off Date through the last day of the related Due Period by (y) the Stated Principal Balance of the Loan Group I mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.

                              DISTRIBUTION DATE         LOSS PERCENTAGE

                              April 2005 - March 2006   [2.50]% for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [1.75]%for each month
                                                        thereafter.

                              April 2006 - March  2007  [4.25]% for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [1.00]%for each month
                                                        thereafter.

                              April 2007 - March  2008  [5.25]% for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [0.75]%for each month
                                                        thereafter.

                              April 2008 - March  2009  [6.00]% for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [0.75]%for each month
                                                        thereafter.

                              April 2009 and thereafter [6.75]%

 GROUP II CUMULATIVE LOSS          Is in effect with respect to any Distribution
 TRIGGER EVENT:                    Date, if the percentage obtained by dividing
                                   (x) the aggregate amount of Realized Losses incurred from the Cut-off Date through the last day of the related Due Period by (y) the Stated Principal Balance of the Loan Group II mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.

                              DISTRIBUTION DATE         LOSS PERCENTAGE

                              April 2005 - March 2006   [3.50]% for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [2.25]%for each month
                                                        thereafter.

                              April 2006 - March  2007  [5.75]% for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [1.25]%for each month
                                                        thereafter.

                              April 2007 - March  2008  [7.00]% for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [1.50]%for each month
                                                        thereafter.

                              April 2008 - March  2009  [8.50]% for the first
                                                        month, plus an
                                                        additional 1/12th of
                                                        [1.00]%for each month
                                                        thereafter.

                              April 2009 and thereafter [9.50]%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

INTEREST DISTRIBUTIONS

On each Distribution Date, the interest funds with respect to each group are required to be distributed in the following order of priority until such amounts have been fully distributed:

X    FIRST, to the Master Servicer, the Master Servicing Fee;

X SECOND, to each class of the Senior Certificates for such group, the class monthly interest amount and any Class Interest Carryover Shortfall for such class on that distribution date; provided, however, if the interest funds for the related group are not sufficient to make a full distribution of the class monthly interest amount and Class Interest Carryover Shortfall with respect to the Senior Certificates of such group, the interest funds for the related group will be distributed pro rata among each such class of the Senior Certificates based on the ratio of: the class monthly interest amount and Class Interest Carryover Shortfall for that class to the total amount of class monthly interest amount and any Class Interest Carryover Shortfall for the Senior Certificates of the group;

X THIRD, to the Class M-1 Certificates of the group, the class monthly interest amount for that class and distribution date;

X FOURTH, to the Class M-2 Certificates of the group, the class monthly interest amount for that class and distribution date;

X FIFTH, to the Class B Certificates of the group, the class monthly interest amount for that class and distribution date; and

X    SIXTH, any remainder will be treated as Excess Interest.

PRINCIPAL DISTRIBUTIONS

On each Distribution Date, the Principal Distribution Amount for that Distribution Date with respect to each group is required to be distributed in the following order of priority until the Principal Distribution Amount has been fully distributed:

X To the Senior Certificates of a group, the related Senior Principal Distribution Amount as follows: The Senior Principal Distribution Amount for Group I is required to be distributed as follows: concurrently, approximately [35.84]% to the Class AF-7 until its principal balance has been reduced to zero, and approximately [64.16]% of the Sequential Certificates in the following order of priority: the Class AF-6 Distribution Amount to the Class AF-6 Certificates, and then the balance of the Senior Principal Distribution Amount, sequentially, to the Class AF-1 (AF-1A and AF-1B will be paid pro-rata), Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates so that no distribution will be made to any class until the certificate principal balances of all the related Senior Certificates with a lower numeral designation shall have been reduced to zero; and the Senior Principal Distribution Amount for Group II is required to be distributed to the Class AV-1 Certificates until the certificate principal balance of that class has been reduced to zero; provided that, on any Distribution Date on which the certificate principal balance of the Senior Certificates with respect to Group I is equal to or greater than the scheduled principal balances of the mortgage loans in that group, the Senior Principal Distribution Amount for Group I will be distributed pro rata and not sequentially to those Senior Certificates;

X To the Class M-1 Certificates of the group, the related Class M-1 Principal Distribution Amount for that class;

X To the Class M-2 Certificates of the group, the related Class M-2 Principal Distribution Amount for that class;

X To the Class B Certificates of the group, the related Class B Principal Distribution Amount for that class.

EXCESS INTEREST

On each Distribution Date, interest funds with respect to each group not otherwise required to be distributed as described under the heading "Interest Distributions" will be treated as Excess Interest and will be required to be distributed in the following order of priority until fully distributed:

X the Subordination Increase Amount for the group payable in the order of priority set forth under "Principal Distributions";

X to the Class M-1 Certificates of the group, the related Class Interest Carryover Shortfall for that class;

X to the Class M-1 Certificates of the group, the related Class Principal Carryover Shortfall for that class;

X to the Class M-2 Certificates of the group, the related Class Interest Carryover Shortfall for that class;

X to the Class M-2 Certificates of the group, the related Class Principal Carryover Shortfall for that class;

X to the Class B Certificates of the group, the related Class Interest Carryover Shortfall for that class;

X to the Class B Certificates of the group, the related Class Principal Carryover Shortfall for that class;

X for distributions to the other group to the extent that any Subordination Increase Amount or any Class Prinicpal Carryover Shortfall listed above with respect to the other group have not otherwise been paid in full for that distribution date in accordance with the priorities set forth under "Principal Distributions";

X to the Group I Net WAC Cap Carryover Fund and the Group II Net WAC Cap Carryover Fund for subsequent distribution in accordance with the next two succeeding priorities;

X Sequentially, (i) to the Class AF-5, Class AF-6 and Class AF-7, pro rata, in accordance with their respective cap carryover and (ii) sequentially to the Class MF-1, Class MF-2 and Class BF Certificates, in that order, the Group I Net WAC Cap Carryover from the Group I Net WAC Cap Carryover Fund;

X to the Group II Certificates, payable in the order of priority set forth under "Interest Distributions" above, the Group II Net WAC Cap Carryover from the Group II Net WAC Cap Carryover Fund;

X to the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid;

X    to the Master Servicer to the extent of any, unreimbursed Servicing
     Advances;

X    to the holder of the residual interest, the remaining amount.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


GROUP I SENSITIVITY TABLES (TO CALL)
Group I: Fixed Rate      0% PPC        50% PPC       85% PPC       120% PPC      150% PPC      175% PPC      200% PPC
Group II: ARMs           0% CPR        18% CPR       24% CPR       30% CPR       36% CPR       42% CPR       50% CPR
-------------------------------------------------------------------------------------------------------------------------
Class AF-1A (To Call)
 WAL (yrs)                8.28           1.73          1.06          0.75          0.59          0.50          0.43
 MDUR (yrs)               7.47           1.70          1.05          0.75          0.59          0.50          0.44
 Principal Window     Apr02 - Feb17 Apr02 - Jan06  Apr02 - Jul04 Apr02 - Nov03 Apr02 - Jun03 Apr02 - Apr03 Apr02 - Feb03

Class AF-1B (To Call)
 WAL (yrs)                8.28           1.73          1.06          0.75          0.59          0.50          0.43
 MDUR (yrs)               6.83           1.64          1.02          0.73          0.58          0.49          0.42
 Principal Window    Apr02 - Feb17  Apr02 - Jan06 Apr02 - Jul04 Apr02 - Nov03 Apr02 - Jun03 Apr02 - Apr03 Apr02 - Feb03

Class AF-2 (To Call)
 WAL (yrs)                17.92          4.80          2.85          2.00          1.57          1.31          1.12
 MDUR (yrs)               11.84          4.20          2.61          1.87          1.48          1.25          1.07
 Principal Window     Feb17 - Jan23 Jan06 - Feb08  Jul04 - Sep05 Nov03 - Aug04 Jun03 - Feb04 Apr03 - Oct03 Feb03 - Jul03

Class AF-3 (To Call)
 WAL (yrs)                22.95          8.40          4.58          3.00          2.25          1.88          1.60
 MDUR (yrs)               12.94          6.57          3.96          2.70          2.07          1.75          1.50
 Principal Window     Jan23 - Jan27 Feb08 - Jul13  Sep05 - Mar08 Aug04 - Feb06 Feb04 - Nov04 Oct03 - Jun04 Jul03 - Feb04

Class AF-4 (To Call)
 WAL (yrs)                25.93         13.39          8.36          5.00          3.41          2.53          2.15
 MDUR (yrs)               12.65          8.87          6.32          4.18          2.99          2.28          1.96
 Principal Window     Jan27 - Jan29 Jul13 - Feb17  Mar08 - Jul12 Feb06 - Oct08 Nov04 - Oct06 Jun04 - Jan05 Feb04 - Aug04

Class AF-5 (To Call)
 WAL (yrs)                26.82         14.91          10.33         7.41          5.47          3.96          2.64
 MDUR (yrs)               11.93          9.07          7.18          5.64          4.42          3.35          2.34
 Principal Window     Jan29 - Jan29 Feb17 - Feb17  Jul12 - Jul12 Oct08 - Sep09 Oct06 - Feb08 Jan05 - Mar07 Aug04 - Feb05

Class AF-6 (To Call)
 WAL (yrs)                11.68          7.87          6.94          6.27          5.48          4.89          3.90
 MDUR (yrs)               7.79           5.91          5.39          5.00          4.49          4.09          3.36
 Principal Window     Apr05 - Jan29 Apr05 - Feb17  Apr05 - Jul12 Jul05 - Sep09 Nov05 - Feb08 Mar06 - Mar07 Feb05 - May06

Class AF-7 (To Call)
 WAL (yrs)                15.23          5.86          3.80          2.70          2.08          1.70          1.38
 MDUR (yrs)               9.23           4.47          3.13          2.33          1.85          1.53          1.26
 Principal Window     Apr02 - Jan29 Apr02 - Feb17  Apr02 - Jul12 Apr02 - Sep09 Apr02 - Feb08 Apr02 - Mar07 Apr02 - May06

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GROUP I SENSITIVITY TABLES (TO CALL)
Group I: Fixed Rate      0% PPC        50% PPC       85% PPC       120% PPC      150% PPC      175% PPC      200% PPC
Group II: ARMs           0% CPR        18% CPR       24% CPR       30% CPR       36% CPR       42% CPR       50% CPR
-------------------------------------------------------------------------------------------------------------------------

Class MF-1 (To Call)
 WAL (yrs)                23.50         10.68          7.05          5.13          4.36          4.10          4.06
 MDUR (yrs)               11.54          7.28          5.36          4.16          3.65          3.48          3.45
 Principal Window     Jul19 - Jan29 Oct07 - Feb17  Aug05 - Jul12 May05 - Sep09 Aug05 - Feb08 Oct05 - Mar07 Dec05 - May06

Class MF-2 (To Call)
 WAL (yrs)                23.50         10.68          7.05          5.11          4.27          3.90          3.71
 MDUR (yrs)               11.04          7.09          5.26          4.09          3.54          3.29          3.15
 Principal Window     Jul19 - Jan29 Oct07 - Feb17  Aug05 - Jul12 Apr05 - Sep09 May05 - Feb08 Jun05 - Mar07 Jul05 - May06

 Class BF (To Call)
 WAL (yrs)                23.46         10.64          7.02          5.07          4.19          3.76          3.49
 MDUR (yrs)               10.62          6.92          5.15          4.01          3.44          3.16          2.96
 Principal Window     Jul19 - Jan29 Oct07 - Feb17  Aug05 - Jul12 Apr05 - Sep09 Apr05 - Feb08 Apr05 - Mar07 May05 - May06

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GROUP I SENSITIVITY TABLES (TO MATURITY)
Group I: Fixed Rate      0% PPC        50% PPC       85% PPC       120% PPC      150% PPC      175% PPC      200% PPC
Group II: ARMs           0% CPR        18% CPR       24% CPR       30% CPR       36% CPR       42% CPR       50% CPR
-------------------------------------------------------------------------------------------------------------------------

 Class AF-5 (To Mat)
 WAL (yrs)                27.55         21.58          15.12         10.80         7.09          4.00          2.64
 MDUR (yrs)               12.05         10.90          9.05          7.30          5.31          3.38          2.34
 Principal            Mar29 - Apr30 Jul19 - Feb29  Nov13 - Aug24 Oct08 - Feb19 Oct06 - Sep15 Jan05 - Feb08 Aug04 - Feb05

 Class AF-6 (To Mat)
 WAL (yrs)                11.68          7.90          7.02          6.61          6.52          6.63          5.48
 MDUR (yrs)               7.79           5.92          5.43          5.19          5.14          5.20          4.43
 Principal Window     Apr05 - Feb30 Apr05 - Dec28  Apr05 - Jun24 Jul05 - Dec18 Nov05 - Jun15 Mar06 - Oct13 Feb05 - Feb12

 Class AF-7 (To Mat)
 WAL (yrs)                15.28          6.34          4.14          2.96          2.30          1.88          1.53
 MDUR (yrs)               9.24           4.64          3.29          2.48          1.98          1.66          1.38
 Principal Window     Apr02 - Apr30 Apr02 - Feb29  Apr02 - Aug24 Apr02 - Feb19 Apr02 - Sep15 Apr02 - Oct13 Apr02 - Feb12

 Class MF-1 (To Mat)
 WAL (yrs)                23.61          11.76          7.76          5.67          4.81          4.47          4.44
 MDUR (yrs)               11.56          7.61           5.67          4.46          3.92          3.72          3.72
 Principal Window     Jul19 - Jan30  Oct07 - Jul26 Aug05 - Nov19 May05 - Feb15 Aug05 - Sep12 Oct05 - Jan11 Dec05 - Sep09

 Class MF-2 (To Mat)
 WAL (yrs)                23.60          11.64          7.63          5.58          4.64          4.20          3.99
 MDUR (yrs)               11.05          7.37           5.50          4.33          3.76          3.48          3.35
 Principal Window     Jul19 - Dec29  Oct07 - Feb25 Aug05 - Feb18 Apr05 - Jan14 May05 - Aug11 Jun05 - Feb10 Jul05 - Jan09

  Class BF (To Mat)
 WAL (yrs)                23.50          11.08          7.26          5.25          4.33          3.88          3.61
 MDUR (yrs)               10.63          7.05           5.26          4.11          3.53          3.23          3.04
 Principal Window     Jul19 - Aug29  Oct07 - Feb22 Aug05 - Jun15 Apr05 - Feb12 Apr05 - Jan10 Apr05 - Oct08 May05 - Nov07

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

GROUP II SENSITIVITY TABLES

TO CALL
Group I: Fixed Rate      0% PPC        50% PPC       85% PPC       120% PPC      150% PPC      175% PPC      200% PPC
Group II: ARMs           0% CPR        18% CPR       24% CPR       30% CPR       36% CPR       42% CPR       50% CPR
-------------------------------------------------------------------------------------------------------------------------

Class AV-1 (To Call)
 WAL (yrs)                17.03          3.63           2.65          1.97          1.45          1.07          0.85
 MDUR (yrs)               13.74          3.37           2.52          1.90          1.41          1.06          0.85
 Principal Window     Apr02 - Jan29  Apr02 - Feb17 Apr02 - Jul12 Apr02 - Sep09 Apr02 - Feb08 Apr02 - Feb05 Apr02 - Jul04

Class MV-1 (To Call)
 WAL (yrs)                24.98          7.62           5.69          4.85          4.87          4.74          3.80
 MDUR (yrs)               18.11          6.76           5.22          4.53          4.57          4.45          3.62
 Principal Window     May23 - Jan29  Jul05 - Feb17 Jun05 - Jul12 Nov05 - Sep09 Apr06 - Feb08 Feb05 - Mar07 Jul04 - May06

Class MV-2 (To Call)
 WAL (yrs)                24.98          7.62           5.66          4.66          4.27          4.20          3.41
 MDUR (yrs)               16.90          6.57           5.08          4.28          3.97          3.92          3.22
 Principal Window     May23 - Jan29  Jul05 - Feb17 May05 - Jul12 Jul05 - Sep09 Sep05 - Feb08 Nov05 - Mar07 Feb05 - May06

 Class BV (To Call)
 WAL (yrs)                24.97          7.56           5.62          4.56          4.02          3.72          3.00
 MDUR (yrs)               15.29          6.26           4.89          4.08          3.66          3.42          2.80
 Principal Window     May23 - Jan29  Jul05 - Feb17 Apr05 - Jul12 May05 - Sep09 May05 - Feb08 May05 - Mar07 Oct04 - May06


TO MATURITY
Group I: Fixed Rate      0% PPC        50% PPC       85% PPC       120% PPC      150% PPC      175% PPC      200% PPC
Group II: ARMs           0% CPR        18% CPR       24% CPR       30% CPR       36% CPR       42% CPR       50% CPR
 Class AV-1 (To Mat)
 WAL (yrs)                17.12          3.72           2.75          2.08          1.54          1.07          0.85
 MDUR (yrs)               13.79          3.43           2.60          1.99          1.49          1.06          0.85
 Principal Window     Apr02 - Oct30  Apr02 - Sep24 Apr02 - Dec19 Apr02 - May16 Apr02 - Sep13 Apr02 - Feb05 Apr02 - Jul04

 Class MV-1 (To Mat)
 WAL (yrs)                25.24          7.82           5.93          5.11          5.10          5.82          4.53
 MDUR (yrs)               18.24          6.89           5.39          4.74          4.76          5.37          4.25
 Principal Window     May23 - Sep30  Jul05 - Sep21 Jun05 - Mar17 Nov05 - Jan14 Apr06 - Oct11 Feb05 - Sep11 Jul04 - Oct09

 Class MV-2 (To Mat)
 WAL (yrs)                25.24          7.76           5.85          4.88          4.46          4.35          3.50
 MDUR (yrs)               17.01          6.65           5.21          4.45          4.13          4.04          3.30
 Principal Window     May23 - Aug30  Jul05 - Apr20 May05 - Dec15 Jul05 - Jan13 Sep05 - Jan11 Nov05 - Jun09 Feb05 - Dec07

  Class BV (To Mat)
 WAL (yrs)                25.22          7.58           5.69          4.67          4.12          3.79          3.03
 MDUR (yrs)               15.37          6.27           4.93          4.16          3.74          3.48          2.83
 Principal Window     May23 - Jul30  Jul05 - May18 Apr05 - Jun14 May05 - Oct11 May05 - Dec09 May05 - Aug08 Oct04 - Apr07

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


GROUP II AVAILABLE FUNDS CAP(1)

     PERIOD     NET WAC CAP                       PERIOD         NET WAC CAP                 PERIOD      NET WAC CAP
---------------------------------------       --------------------------------------      --------------------------------
       1                9.35%                       31              13.69%                     61           15.12%
       2                9.67                        32               13.30                     62            15.62
       3                9.35                        33               13.74                     63            15.12
       4                9.67                        34               13.30                     64            15.62
       5                9.35                        35               14.24                     65            15.12
       6                9.35                        36               15.76                     66            15.12
       7                9.67                        37               14.24                     67            15.62
       8                9.42                        38               14.71                     68            15.12
       9                9.73                        39               14.24                     69            15.62
      10                9.42                        40               14.71                     70            15.12
      11                10.36                       41               15.12                     71            15.12
      12                11.47                       42               15.12                     72            16.16
      13                10.36                       43               15.62                     73            15.12
      14                10.71                       44               15.12                     74            15.62
      15                10.36                       45               15.62                     75            15.12
      16                10.71                       46               15.12                     76            15.62
      17                11.30                       47               15.12                     77            15.12
      18                11.30                       48               16.74                     78            15.12
      19                11.68                       49               15.12                     79            15.62
      20                11.37                       50               15.62                     80            15.12
      21                11.74                       51               15.12                     81            15.62
      22                11.37                       52               15.62                     82            15.12
      23                12.31                       53               15.12                     83            15.12
      24                13.15                       54               15.12                     84            16.74
      25                12.31                       55               15.62                     85            15.12
      26                12.72                       56               15.12                     86            15.62
      27                12.31                       57               15.62                     87            15.12
      28                12.72                       58               15.12                     88            15.62
      29                13.25                       59               15.12                     89            15.12
      30                13.25                       60               16.74                     90            15.12
---------------------------------------       --------------------------------------      --------------------------------


____________________
(1) Assumes all indices are instaneously increased to 20.00% and ran at pricing prepayment speed.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

COLLATERAL DESCRIPTION

THE COLLATERAL POOL WILL CONSIST OF A COMBINATION OF FIRST AND JUNIOR LIEN HOME EQUITY LOANS. THESE LOANS ARE PREDOMINANTLY USED BY BORROWERS TO CONSOLIDATE DEBT, TO REFINANCE AN EXISTING MORTGAGE LOAN ON MORE FAVORABLE TERMS, OR TO OBTAIN CASH PROCEEDS BY BORROWING AGAINST THE HOMEOWNER'S EQUITY IN THE RELATED MORTGAGE PROPERTY. APPROXIMATELY 39.24% OF THE GROUP I, AND 74.88% OF THE GROUP II HOME EQUITY LOANS HAVE PREPAYMENT PENALTIES IN FORCE TO THE MAXIMUM ALLOWABLE ON A STATE-BY-STATE BASIS.
SUMMARY

------------------------------------------------------------------------------------------------------------------------
                                            GROUP I - FIXED RATE                     GROUP II- ADJUSTABLE RATE
                                            --------------------                     -------------------------
 TOTAL ORIGINATION:                         $792,736,501                              $207,263,881

 NUMBER OF LOANS:                           10,129                                    2,062

 AVERAGE REMAINING BALANCE:                 $78,264 (Range: $1,020 - 946,080)         $100,516 (Range: $1,986 - 847,683)

 LOAN TYPE:
                                            o   78.18% Fixed <= 30 Year               o    80.22% 2/28 ARM
                                            o   16.09% Fixed <= 15 Year               o    14.68% 3/27 ARM
                                            o   5.72% Balloon - 15/30                 o    2.91% 6 Month LIBOR
                                                                                      o    2.19% 1/29 ARM

 AMORTIZATION METHOD:
                                            o   5.72% Balloon                         o    100.00% Level Pay
                                            o   94.28% Level Pay

 WA GROSS COUPON:                           9.719% (Range: 6.00% - 17.99%)            10.165% (Range: 5.50% - 14.28%)

 WA GROSS MARGIN / WA LIFE                  N/A                                       6.08% (Range: 0.00% - 9.08%)
 CAP:

 WA PERIODIC INTEREST RATE                  N/A                                       1.04% (Range: 0.50% - 3.00%)
 CAPS:

 WA MONTHS TO ROLL:                         N/A                                       9.50 months

 ORIGINAL WEIGHTED AVERAGE                  313 months (Range: 60 - 360 months)       359 months (Range: 84 - 360 months)
 TERM:

 REMAINING WEIGHTED AVERAGE                 286 months (Range: 4 - 360 months)        341 months (Range: 24 - 360 months)
 TERM:

 SEASONING:                                 30 months (Range: 3 - 100 months)         22 months (Range: 3 - 98 months)

 LIEN POSITION:
     First                                  o   87.77%                                o    100.00%
     Second                                 o   12.23%

 WA COMBINED / ORIGINAL LTV                 76.48% (Max: 100.00%)                     79.54% (Max: 100.00%)

 WA FICO:                                   614.68 (Range: 355 - 825)                 570.82 (Range: 444 - 800)

 DELINQUENCY STATUS:
     Current                                95.25%                                    92.55%
     30-59 days                             4.29%                                     6.55%
     60-89 days                             0.45%                                     0.90%

 PROPERTY TYPE:
     Single Family                          81.03%                                    77.13%
     Manufactured Housing                   6.43%                                     9.69%
     2-4 Family                             5.55%                                     4.80%
     PUD                                    4.99%                                     6.06%
     Condo                                  1.88%                                     2.31%
     Townhouses                             0.11%                                     0.01%

 OWNER OCCUPANCY:
     Owner Occ/Non Owner Occ.               94.74%/6.26%                              94.09%/5.91%

 LOAN PURPOSE
     Refinance and/or Cashout               73.96%                                    69.18%
     Purchase                               14.42%                                    27.05%
     Other                                  11.62%                                    3.77%

 GEOGRAPHIC DISTRIBUTION > 5%:              CA 19.62%, TX 8.02%, PA 6.24%, NY 6.03%   CA 13.29%, OH 8.69%, NC 6.50% & WA 5.69%
                                            FL 6.02%
------------------------------------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                                                                  CIT HOME EQUITY LOAN TRUST 2002-1
                                                          HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 2002-1
                                                                                       $1,000,000,000 (APPROXIMATE)
-------------------------------------------------------------------------------------------------------------------

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                             AVERAGE     MORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                   AVERAGE     COMBINED    LOANS BY     LOANS BY
GEOGRAPHIC               NUMBER OF     PRINCIPAL         BALANCE       WEIGHTED     PRINCIPAL    LOAN       AGGREGATE    AGGREGATE
DISTRIBUTION OF          MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
MORTGAGED PROPERTIES       LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE

California                  1,189  $155,512,219.02      19.62%         9.564%        $130,792    74.96%      55.12%       94.15%
Texas                         801    63,589,572.98       8.02          10.501          79,388     74.95       77.29        92.75
Pennsylvania                  829    49,505,162.15       6.24          9.460           59,717     77.54       92.88        95.84
New York                      500    47,817,098.30       6.03          9.787           95,634     74.42       72.72        97.68
Florida                       732    47,737,849.15       6.02          9.938           65,216     76.21       80.98        94.26
Ohio                          497    33,974,934.52       4.29          9.813           68,360     79.33       93.40        94.66
North Carolina                466    29,720,155.39       3.75          9.510           63,777     78.85       96.32        95.93
Washington                    267    27,300,141.92       3.44          9.409          102,248     78.81       77.39        90.94
Indiana                       502    26,370,847.12       3.33          9.602           52,532     76.97       96.04        95.96
Colorado                      264    25,639,152.01       3.23          9.314           97,118     78.18       83.43        97.22
New Jersey                    314    25,353,505.66       3.20          9.785           80,744     73.76       82.58        96.64
Kentucky                      431    23,747,037.85       3.00          9.646           55,098     78.53       95.37        97.94
Georgia                       331    23,525,940.65       2.97          9.501           71,075     78.78       85.68        97.20
Arizona                       255    20,785,703.55       2.62          9.609           81,513     77.55       76.18        93.93
Virginia                      217    17,377,576.58       2.19          9.552           80,081     76.75       81.78        96.98
Illinois                      262    16,626,814.09       2.10          10.071          63,461     78.39       88.30        95.08
Oklahoma                      282    16,480,528.60       2.08          9.388           58,442     80.52       94.00        97.24
Maryland                      171    14,944,895.73       1.89          9.407           87,397     77.77       77.45        96.57
Oregon                        147    14,336,382.15       1.81          9.049           97,526     77.36       77.98        89.11
Michigan                      210    13,552,411.98       1.71          10.209          64,535     77.42       86.23        95.71
Utah                          155    13,460,335.66       1.70          9.461           86,841     76.24       77.81        92.92
Missouri                      245    12,309,291.38       1.55          10.208          50,242     77.25       96.97        95.37
Nevada                        141    12,137,692.09       1.53          9.572           86,083     75.20       70.02        88.01
Massachusetts                  61     7,378,175.57       0.93          9.902          120,954     69.12       39.27        89.72
South Carolina                115     6,584,201.19       0.83          9.905           57,254     78.90       93.64        97.88
New Mexico                     81     6,400,402.55       0.81          9.503           79,017     77.41       84.68        88.49
Connecticut                    64     4,784,634.68       0.60          9.855           74,760     70.67       63.29        96.46
Louisiana                      91     4,585,502.19       0.58          10.722          50,390     73.52       90.64        96.51
Wisconsin                      68     3,924,718.84       0.50          10.508          57,716     75.26       96.35        96.42
Delaware                       58     3,685,752.37       0.46          9.491           63,547     75.85       98.26        91.72
West Virginia                  59     3,069,816.77       0.39          9.714           52,031     77.99       97.66        98.18
Mississippi                    61     2,873,274.08       0.36          10.791          47,103     75.23       89.92        96.66
Kansas                         49     2,685,286.50       0.34          10.186          54,802     79.16       97.45        95.59
Minnesota                      35     2,617,016.53       0.33          9.884           74,772     77.05       57.07        95.01
Nebraska                       39     2,480,145.51       0.31          9.897           63,593     79.70       83.78        85.95
Idaho                          36     2,420,066.22       0.31          9.093           67,224     77.04       67.82        85.50
Washington DC                  16     1,559,015.67       0.20          10.258          97,438     75.38       92.95        90.12
Iowa                           35     1,449,656.61       0.18          10.380          41,419     76.45       80.07        94.63
Maine                           9       987,579.90       0.12          9.967          109,731     62.58       82.44        97.19
Montana                        13       876,924.02       0.11          9.511           67,456     76.15       92.97        76.54
New Hampshire                   9       816,942.32       0.10          9.653           90,771     74.31       91.68       100.00
Rhode Island                    9       811,530.43       0.10          10.148          90,170     75.70       92.55        90.33
Arkansas                        8       416,854.04       0.05          11.007          52,107     62.51       30.79        89.61
Wyoming                         3       415,950.66       0.05          10.977         138,650     60.62      100.00       100.00
Vermont                         1        75,446.66       0.01          8.500           75,447     70.00      100.00       100.00
North Dakota                    1        32,359.48       0.00          13.200          32,359     65.00      100.00        0.00
                           ------  ---------------     ------          ------         -------     -----      ------       --------
TOTAL:                     10,129  $792,736,501.32     100.00%         9.719%         $78,264     76.48%      78.29%       94.74%
                           ======  ===============     ======          ======         =======     =====      ======       ========


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                           FIXED RATE MORTGAGE LOANS

                                    DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    COMBINED    LOANS BY     LOANS BY
DISTRIBUTION BY          NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
ORIGINAL PRINCIPAL       MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
BALANCE                    LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
$0.01 - $10,000.00               19      $123,372.26      0.02%         11.571%       $6,493     67.64%      81.36%       100.00%
$10,000.01 - $20,000.00         534     7,387,925.41       0.93          11.409       13,835      69.21       92.05        94.06
$20,000.01 - $30,000.00         967    22,424,160.24       2.83          11.146       23,189      69.30       91.09        90.80
$30,000.01 - $40,000.00       1,184    38,822,477.64       4.90          10.870       32,789      71.68       88.96        90.05
$40,000.01 - $50,000.00       1,207    52,045,495.28       6.57          10.454       43,120      73.63       89.76        92.93
$50,000.01 - $60,000.00       1,246    65,827,073.95       8.30          10.170       52,831      75.27       91.88        92.54
$60,000.01 - $70,000.00       1,015    63,376,807.24       7.99          10.110       62,440      76.70       91.41        94.15
$70,000.01 - $80,000.00         746    53,884,037.80       6.80          9.900        72,231      77.74       91.64        94.45
$80,000.01 - $90,000.00         534    43,816,198.16       5.53          9.767        82,053      76.55       88.79        95.37
$90,000.01            -         503    46,487,945.57       5.86          9.581        92,421      77.78       85.62        94.81
$100,000.00
$100,000.01           -         604    64,520,085.18       8.14          9.599       106,821      78.10       88.02        95.05
$120,000.00
$120,000.01           -         424    53,517,293.28       6.75          9.572       126,220      78.50       84.91        92.64
$140,000.00
$140,000.01           -         263    38,365,630.77       4.84          9.453       145,877      77.83       82.44        95.70
$160,000.00
$160,000.01           -         170    28,179,935.32       3.55          9.422       165,764      78.10       83.77        96.46
$180,000.00
$180,000.01           -         129    23,996,807.96       3.03          9.473       186,022      78.39       78.11        95.22
$200,000.00
$200,000.01           -          79    15,904,511.13       2.01          9.092       201,323      80.28       88.42        98.70
$220,000.00
$220,000.01           -          58    12,759,228.25       1.61          9.227       219,987      78.71       80.69        96.47
$240,000.00
$240,000.01           -          47    11,426,466.76       1.44          9.593       243,116      76.59       78.33        97.82
$260,000.00
$260,000.01           -          42    11,064,425.36       1.40          9.213       263,439      78.32       78.28        97.64
$280,000.00
$280,000.01           -          65    18,418,177.11       2.32          8.832       283,357      77.51       43.09        93.77
$300,000.00
$300,000.01           -          52    15,739,367.49       1.99          8.899       302,680      78.11       42.94        96.03
$320,000.00
$320,000.01           -          48    15,340,986.11       1.94          8.564       319,604      78.88       36.00        97.85
$340,000.00
$340,000.01           -          24     8,286,106.92       1.05          9.261       345,254      71.14       29.15        95.87
$360,000.00
$360,000.01           -          26     9,489,803.13       1.20          8.896       364,992      82.25       61.12       100.00
$380,000.00
$380,000.01           -          35    13,682,026.56       1.73          9.011       390,915      76.36       37.28       100.00
$400,000.00
$400,000.00 and Over            108    57,850,156.44       7.30          8.758       535,650      75.27       23.96        98.12
                              ------  ---------------     ------        ------       -------      -----      ------       --------
TOTAL:                       10,129  $792,736,501.32     100.00%         9.719%      $78,264     76.48%      78.29%       94.74%
                              ======  ===============     ======        ======       =======      =====      ======       ========

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                             FIXED RATE MORTGAGE LOANS

                                     DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    COMBINED    LOANS BY     LOANS BY
DISTRIBUTION BY          NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
CURRENT PRINCIPAL        MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
BALANCE                    LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
$0.01 - $10,000.00              142      $893,718.17      0.11%         10.755%          $6,294  64.54%      95.31%       96.99%
$10,000.01.           -         654    10,346,053.06       1.31          11.129          15,820   67.94       91.93        92.88
$20,000.00
$20,000.01.           -       1,018    25,963,084.07       3.28          10.900          25,504   69.23       90.80        90.50
$30,000.00
$30,000.01.           -       1,176    41,268,355.72       5.21          10.741          35,092   72.43       90.22        91.13
$40,000.00
$40,000.01.           -       1,213    54,972,219.19       6.93          10.386          45,319   74.02       90.18        92.41
$50,000.00
$50,000.01.           -       1,181    64,812,281.60       8.18          10.118          54,879   75.41       91.42        93.39
$60,000.00
$60,000.01.           -         982    63,721,345.16       8.04          10.090          64,889   76.78       92.01        93.89
$70,000.00
$70,000.01.           -         708    53,105,809.05       6.70          9.911           75,008   77.79       90.85        94.46
$80,000.00
$80,000.01.           -         496    42,095,486.91       5.31          9.804           84,870   76.99       87.53        95.00
$90,000.00
$90,000.01.           -         481    45,704,981.23       5.77          9.619           95,021   77.99       84.98        94.76
$100,000.00
$100,000.01.          -         579    63,292,012.77       7.98          9.579          109,313   78.02       88.16        95.34
$120,000.00
$120,000.01.          -         416    53,843,258.59       6.79          9.576          129,431   78.42       84.40        93.32
$140,000.00
$140,000.01.          -         232    34,608,413.26       4.37          9.474          149,174   77.86       84.07        94.35
$160,000.00
$160,000.01.          -         165    28,011,879.96       3.53          9.361          169,769   78.36       83.04        97.54
$180,000.00
$180,000.01.          -         127    23,983,560.06       3.03          9.493          188,847   79.37       78.01        95.21
$200,000.00
$200,000.01.          -          75    15,657,586.37       1.98          9.143          208,768   79.30       85.38        98.68
$220,000.00
$220,000.01.          -          51    11,629,062.73       1.47          9.203          228,021   77.78       82.31        96.13
$240,000.00
$240,000.01.          -          46    11,479,626.98       1.45          9.566          249,557   76.71       76.22        97.83
$260,000.00
$260,000.01.          -          47    12,766,005.85       1.61          9.176          271,617   79.17       78.49        97.96
$280,000.00
$280,000.01.          -          57    16,567,428.11       2.09          8.911          290,657   76.77       35.10        93.07
$300,000.00
$300,000.01.          -          49    15,243,162.11       1.92          8.799          311,085   78.89       46.94        95.90
$320,000.00
$320,000.01.          -          44    14,429,918.12       1.82          8.581          327,953   78.31       31.96        97.71
$340,000.00
$340,000.01.          -          27     9,448,384.87       1.19          9.216          349,940   73.74       37.16        96.37
$360,000.00
$360,000.01.          -          23     8,495,750.74       1.07          9.015          369,380   80.96       56.38       100.00
$380,000.00
$380,000.01.          -          33    12,946,668.15       1.63          8.980          392,323   77.28       36.62       100.00
$400,000.00
$400,000.00 and Over.           107    57,450,448.49       7.25          8.761          536,920   75.13       23.43        98.11
                              ------  ---------------     ------        ------          -------   -----      ------       --------
TOTAL:                       10,129  $792,736,501.32     100.00%         9.719%         $78,264  76.48%      78.29%       94.74%
                              ======  ===============     ======        ======          =======   =====      ======       ========

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                             FIXED RATE MORTGAGE LOANS

                                      DISTRIBUTION BY CURRENT MORTGAGE RATES

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    COMBINED    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY          MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
CURRENT MORTGAGE RATES     LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
5.501% - 6.000%                   7    $1,316,730.32      0.17%          6.000%        $188,104  65.94%      25.92%       99.09%
6.001% - 6.500%                   1       398,540.76       0.05          6.500          398,541   47.06      100.00       100.00
6.501% - 7.000%                  56    12,387,759.31       1.56          6.957          221,210   70.13       62.61        99.42
7.001% - 7.500%                 166    19,772,251.27       2.49          7.354          119,110   76.43       97.63        99.34
7.501% - 8.000%                 653    76,523,246.76       9.65          7.901          117,187   75.62       74.56        97.17
8.001% - 8.500%                 989   103,636,611.04      13.07          8.360          104,789   77.47       82.73        95.71
8.501% - 9.000%               1,467   139,578,029.52      17.61          8.863           95,145   77.21       76.04        93.78
9.001% - 9.500%                 735    62,917,139.16       7.94          9.329           85,602   78.14       76.52        93.90
9.501% - 10.000%              1,132    92,692,635.63      11.69          9.859           81,884   77.01       72.15        94.43
10.001% - 10.500%               878    56,556,094.95       7.13          10.337          64,415   77.16       84.07        92.49
10.501% - 11.000%             1,134    68,293,339.59       8.61          10.829          60,223   76.51       83.45        93.96
11.001% - 11.500%               809    45,431,361.49       5.73          11.325          56,157   75.67       84.57        93.24
11.501% - 12.000%               746    43,494,272.86       5.49          11.821          58,303   75.31       80.80        94.29
12.001% - 12.500%               462    26,790,418.95       3.38          12.327          57,988   74.70       76.25        94.76
12.501% - 13.000%               363    19,531,990.16       2.46          12.816          53,807   73.49       71.15        93.85
13.001% - 13.500%               231    10,119,338.48       1.28          13.257          43,807   76.64       73.14        97.39
13.501% - 14.000%               183     8,229,094.26       1.04          13.769          44,968   73.20       71.21        97.39
14.001% - 14.500%                80     3,859,656.24       0.49          14.261          48,246   74.79       64.49        97.52
14.501% - 15.000%                27       832,361.68       0.10          14.805          30,828   77.56       58.32        94.18
15.001% - 15.500%                 6       284,553.43       0.04          15.222          47,426   69.40       65.85       100.00
15.501% - 16.000%                 3        76,880.41       0.01          15.972          25,627   54.67       58.67        30.25
17.501% - 18.000%                 1        14,195.05       0.00          17.990          14,195   27.83      100.00       100.00
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                       10,129  $792,736,501.32     100.00%         9.719%         $78,264  76.48%      78.29%       94.74%
                             ======  ===============     ======          ======         =======  ======     =======       =======

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                             FIXED RATE MORTGAGE LOANS

                                DISTRIBUTION BY REMAINING MONTHS TO STATED MATURITY

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    COMBINED    LOANS BY     LOANS BY
DISTRIBUTION BY          NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
REMAINING MONTHS TO      MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
STATED MATURITY            LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
1 - 12                           11       $39,315.90      0.00%          9.980%          $3,574  68.56%      100.00%      100.00%
13 - 24                          17       242,033.19       0.03          10.947          14,237   66.71       64.93       100.00
25 - 36                          14       137,810.55       0.02          9.156            9,844   52.58      100.00        99.20
37 - 48                          70     1,005,720.89       0.13          9.800           14,367   68.05       99.88        98.10
49 - 60                          85     1,420,264.36       0.18          10.274          16,709   63.79      100.00        96.90
61 - 72                          51       902,757.36       0.11          10.353          17,701   67.66       95.01        99.19
73 - 84                          72     2,020,866.25       0.25          9.325           28,068   66.17       97.24        98.12
85 - 96                          50     1,516,018.91       0.19          9.501           30,320   64.29       97.44        89.60
97 - 108                        198     6,972,890.26       0.88          10.050          35,217   69.04       95.89        95.39
109 - 120                       431    17,797,972.77       2.25          10.514          41,295   73.48       95.29        94.25
121 - 132                       463    19,164,835.40       2.42          10.383          41,393   73.08       92.97        94.17
133 - 144                       732    40,530,370.43       5.11          9.253           55,369   72.66       88.09        90.64
145 - 156                       335    19,669,604.06       2.48          9.516           58,715   74.33       92.10        96.84
157 - 168                       695    34,790,012.04       4.39          11.579          50,058   73.21       70.13        93.99
169 - 180                       604    32,672,030.60       4.12          10.562          54,093   74.41       75.94        97.67
181 - 192                        98     5,826,308.37       0.73          9.942           59,452   75.14       93.49        95.87
193 - 204                       213    12,446,424.25       1.57          9.045           58,434   76.67       98.60        97.16
205 - 216                       129     7,913,622.60       1.00          8.982           61,346   78.11       95.04        97.35
217 - 228                       143     7,286,972.94       0.92          10.957          50,958   76.42       85.49        95.70
229 - 240                       114     6,736,623.29       0.85          9.879           59,093   77.74       94.21        97.27
241 - 252                         3       104,572.09       0.01          11.217          34,857   78.31      100.00       100.00
253 - 264                        30     1,833,948.80       0.23          8.917           61,132   77.15       97.02        96.91
265 - 276                        16     1,194,677.16       0.15          9.382           74,667   77.53       93.89       100.00
277 - 288                        43     3,472,116.79       0.44          9.380           80,747   76.80       88.95        99.21
289 - 300                       115     9,973,286.97       1.26          9.757           86,724   76.09       97.94        95.94
301 - 312                       264    21,837,973.70       2.75          9.534           82,720   77.06       91.70        94.56
313 - 324                     1,286   110,307,821.10      13.91          9.003           85,776   77.29       88.66        92.38
325 - 336                     1,130   106,803,645.19      13.47          9.090           94,517   77.25       88.58        93.33
337 - 348                     1,127   103,339,115.91      13.04          10.777          91,694   78.08       78.42        93.80
349 - 360                     1,590   214,776,889.19      27.09          9.474          135,080   77.72       56.78        96.83
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                       10,129  $792,736,501.32     100.00%         9.719%         $78,264  76.48%      78.29%       94.74%
                             ======  ===============     ======          ======         =======  ======     =======       =======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                             FIXED RATE MORTGAGE LOANS

                                        DISTRIBUTION BY MONTHS OF SEASONING

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    COMBINED    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY MONTHS   MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
OF SEASONING               LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
1 - 6                           666   $54,122,467.44      6.83%          9.448%         $81,265  77.73%      81.03%       96.29%
7 - 12                        1,119   157,690,305.45      19.89          9.322          140,921   77.15       46.16        96.86
13 - 18                       1,119    81,837,921.58      10.32          11.061          73,135   78.77       83.64        95.41
19 - 24                       1,097    80,274,583.59      10.13          11.076          73,176   74.83       70.97        94.28
25 - 30                         481    37,866,232.60       4.78          10.189          78,724   78.26       84.41        93.47
31 - 36                         918    81,165,833.78      10.24          8.800           88,416   75.49       90.25        93.22
37 - 42                       1,419   108,514,006.41      13.69          8.925           76,472   77.28       91.76        92.65
43 - 48                       1,159    80,312,855.10      10.13          9.252           69,295   75.04       86.47        92.81
49 - 54                         679    39,102,618.51       4.93          9.802           57,589   74.83       88.29        94.62
55 - 60                         258    14,377,862.41       1.81          10.092          55,728   75.87       96.06        97.22
61 - 66                         354    16,793,454.71       2.12          10.511          47,439   75.94       96.21        95.63
67 - 72                         455    22,077,997.04       2.79          10.200          48,523   73.73       96.44        96.49
73 - 78                         298    14,262,157.06       1.80          9.964           47,860   74.56      100.00        97.09
79 - 84                          94     3,765,018.09       0.47          10.362          40,053   71.88       99.14        94.73
85 - 90                           9       492,630.06       0.06          11.499          54,737   72.12      100.00        86.06
91 - 96                           2        50,515.86       0.01          9.533           25,258   62.06      100.00       100.00
97 - 102                          2        30,041.63       0.00          8.217           15,021   53.01      100.00       100.00
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                       10,129  $792,736,501.32     100.00%         9.719%         $78,264  76.48%      78.29%       94.74%
                             ======  ===============     ======          ======         =======  ======     =======       =======

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                             FIXED RATE MORTGAGE LOANS

                                   DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    COMBINED    LOANS BY     LOANS BY
DISTRIBUTION BY          NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
COMBINED LOAN-TO-VALUE   MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
RATIO                      LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
<= 0.00                          72    $5,614,692.57      0.71%          9.869%         $77,982   0.00%      73.36%       95.27%
0.01 - 5.00                       1         9,553.15       0.00          8.870            9,553   2.85       100.00       100.00
5.01 - 10.00                      7       251,920.11       0.03          9.840           35,989   9.92        79.24       100.00
10.01 - 15.00                    12       223,764.11       0.03          10.936          18,647   12.94       94.21       100.00
15.01 - 20.00                    41     1,563,489.98       0.20          8.949           38,134   18.92       82.29        91.33
20.01 - 25.00                    44     1,318,066.21       0.17          9.734           29,956   23.01       91.27        98.54
25.01 - 30.00                    62     2,544,601.34       0.32          9.733           41,042   28.49       82.47        90.85
30.01 - 35.00                    73     2,384,980.89       0.30          9.778           32,671   32.87       75.10        97.19
35.01 - 40.00                    98     4,136,588.07       0.52          9.635           42,210   37.61       74.45        91.65
40.01 - 45.00                   126     5,465,961.47       0.69          9.696           43,381   42.84       80.15        94.55
45.01 - 50.00                   219    12,387,483.97       1.56          9.671           56,564   48.44       84.24        90.24
50.01 - 55.00                   218    12,193,722.73       1.54          9.861           55,935   52.74       72.35        95.53
55.01 - 60.00                   382    51,700,231.62       6.52          9.038          135,341   59.33       32.75        93.36
60.01 - 65.00                   494    34,129,803.73       4.31          9.901           69,089   63.46       71.36        92.44
65.01 - 70.00                   710    46,326,709.97       5.84          10.165          65,249   68.24       75.85        92.31
70.01 - 75.00                 1,226    84,921,928.54      10.71          10.296          69,267   73.42       78.91        91.44
75.01 - 80.00                 2,711   211,405,694.19      26.67          9.764           77,981   78.90       80.90        94.11
80.01 - 85.00                 2,299   177,188,438.53      22.35          9.739           77,072   82.48       88.35        96.07
85.01 - 90.00                 1,037   101,494,285.43      12.80          9.265           97,873   87.40       82.56        98.05
90.01 - 95.00                   183    25,441,868.08       3.21          9.414          139,027   92.73       76.01        98.55
95.01 - 100.00                  114    12,032,716.63       1.52          9.681          105,550   99.30       73.70       100.00
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                       10,129  $792,736,501.32     100.00%         9.719%         $78,264  76.48%      78.29%       94.74%
                             ======  ===============     ======          ======         =======  ======     =======       =======



                                             FIXED RATE MORTGAGE LOANS

                                    DISTRIBUTION BY BORROWER CREDIT GRADE SCORE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    COMBINED    LOANS BY     LOANS BY
DISTRIBUTION BY          NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
BORROWER CREDIT GRADE    MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
SCORE                      LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
Not Applicable                   29    $1,896,208.32      0.24%         10.752%         $65,386  67.61%      82.39%       99.01%
351 - 400                         1        30,128.63       0.00          8.850           30,129   79.93      100.00       100.00
401 - 450                        19     1,370,545.07       0.17          11.667          72,134   75.32       88.11       100.00
451 - 500                       447    28,737,197.37       3.63          11.178          64,289   75.50       91.59        95.75
501 - 550                     1,825   114,992,464.84      14.51          10.943          63,010   75.34       90.19        97.15
551 - 600                     2,719   187,450,547.68      23.65          10.165          68,941   76.42       84.44        95.62
601 - 650                     2,588   221,838,696.61      27.98          9.392           85,718   77.26       75.31        94.51
651 - 700                     1,607   155,876,669.29      19.66          8.956           96,999   77.49       69.71        94.16
701 - 750                       645    57,784,056.55       7.29          8.789           89,588   75.55       68.74        90.67
751 - 800                       232    21,482,467.90       2.71          8.620           92,597   72.13       61.89        89.38
801 - 850                        17     1,277,519.06       0.16          8.472           75,148   78.72       62.98        96.82
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                       10,129  $792,736,501.32     100.00%         9.719%         $78,264  76.48%      78.29%       94.74%
                             ======  ===============     ======          ======         =======  ======     =======       =======

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                             FIXED RATE MORTGAGE LOANS

                                           DISTRIBUTION BY PROPERTY TYPE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    COMBINED    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY          MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
PROPERTY TYPE              LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
Single Family Residence       8,355  $642,393,656.73      81.03%         9.684%         $76,887  76.22%      79.63%       95.61%
Manufactured Housing            779    50,990,045.46       6.43          10.038          65,456   79.47       94.36        97.77
2-4 Family                      469    44,025,434.60       5.55          9.767           93,871   74.78       71.47        77.07
PUD                             300    39,592,911.75       4.99          9.878          131,976   77.62       47.10        98.41
Condo                           195    14,877,314.66       1.88          9.527           76,294   79.57       67.40        89.27
Townhouse                        31       857,138.12       0.11          10.775          27,650   74.30      100.00        89.33
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                       10,129  $792,736,501.32     100.00%         9.719%         $78,264  76.48%      78.29%       94.74%
                             ======  ===============     ======          ======         =======  ======     =======       =======



                                             FIXED RATE MORTGAGE LOANS

                                           DISTRIBUTION BY LOAN PURPOSE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    COMBINED    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY LOAN     MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
PURPOSE                    LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
Refinance - No Cash Out       6,459  $502,350,141.29      63.37%         9.609%         $77,775  77.40%      88.36%       95.23%
Purchase                        844   114,304,247.97      14.42          9.457          135,432   78.33       50.28        94.81
Refinance - Cash Out            929    83,948,089.30      10.59          9.669           90,364   70.62       52.77        92.43
Debt Consolidation              912    42,067,376.12       5.31          10.473          46,127   74.70       86.71        94.99
Home Improvement                675    32,062,669.80       4.04          10.988          47,500   73.65       76.26        95.33
Other                           310    18,003,976.84       2.27          10.676          58,077   74.90       78.14        89.64
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                       10,129  $792,736,501.32     100.00%         9.719%         $78,264  76.48%      78.29%       94.74%
                             ======  ===============     ======          ======         =======  ======     =======       =======


                                             FIXED RATE MORTGAGE LOANS

                                         DISTRIBUTION BY OCCUPANCY STATUS

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    COMBINED    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY          MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
OCCUPANCY STATUS           LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
Owner Occupied                9,463  $751,014,212.85      94.74%         9.707%         $79,363  76.66%      78.28%       100.00%
Non-Owner Occupied              666    41,722,288.47       5.26          9.936           62,646   73.22       78.51        0.00
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                       10,129  $792,736,501.32     100.00%         9.719%         $78,264  76.48%      78.29%       94.74%
                             ======  ===============     ======          ======         =======  ======     =======       =======

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                             FIXED RATE MORTGAGE LOANS

                                DISTRIBUTION BY BORROWER INCOME DOCUMENTATION TYPE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    COMBINED    LOANS BY     LOANS BY
DISTRIBUTION BY          NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
BORROWER INCOME          MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
DOCUMENTATION TYPE         LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
Full                          8,875  $620,660,011.34      78.29%         9.711%         $69,934  77.27%      100.00%      94.72%
Niv/Stated                    1,012   117,553,202.88      14.83          10.136         116,159   72.01       0.00         93.81
Lite                            242    54,523,287.10       6.88          8.912          225,303   77.06       0.00         96.90
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                       10,129  $792,736,501.32     100.00%         9.719%         $78,264  76.48%      78.29%       94.74%
                             ======  ===============     ======          ======         =======  ======     =======       =======


                                             FIXED RATE MORTGAGE LOANS

                                           DISTRIBUTION BY PRODUCT TYPE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    COMBINED    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY          MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
PRODUCT TYPE               LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
Fixed <= 30 Year              6,395  $619,796,192.60      78.18%         9.562%         $96,919  77.47%      76.65%       94.86%
Fixed <= 15 Year              3,115   127,575,733.94      16.09          10.202          40,955   72.17       84.08        95.17
Balloon - 15/30                 619    45,364,574.78       5.72          10.516          73,287   75.14       84.51        91.91
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                       10,129  $792,736,501.32     100.00%         9.719%         $78,264  76.48%      78.29%       94.74%
                             ======  ===============     ======          ======         =======  ======     =======       =======


                                             FIXED RATE MORTGAGE LOANS

                                             DISTRIBUTION BY LIEN TYPE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    COMBINED    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY LIEN     MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
TYPE                       LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
First Lien                    8,011  $695,808,859.44      87.77%         9.459%         $86,857  76.59%      79.46%       94.38%
Second Lien                   2,118    96,927,641.88      12.23          11.585          45,764   75.69       69.91        97.29
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                       10,129  $792,736,501.32     100.00%         9.719%         $78,264  76.48%      78.29%       94.74%
                             ======  ===============     ======          ======         =======  ======     =======       =======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                          ADJUSTABLE RATE MORTGAGE LOANS

                                  GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
GEOGRAPHIC               NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION OF          MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
MORTGAGED PROPERTIES       LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
California                      151   $27,549,347.67      13.29%         9.779%        $182,446  77.80%      65.78%       92.39%
Ohio                            237    18,009,816.66       8.69          10.250          75,991   79.99       91.54        96.68
North Carolina                  165    13,480,397.16       6.50          9.976           81,699   80.84       90.59        96.69
Washington                       89    11,788,994.08       5.69          9.944          132,461   80.98       74.01        92.65
Pennsylvania                    116     8,845,928.36       4.27          10.278          76,258   81.12       85.63        94.31
Illinois                         94     8,830,504.94       4.26          10.292          93,942   80.84       79.46        98.28
New York                         65     8,804,152.89       4.25          10.173         135,449   76.89       61.42        91.92
Florida                         104     8,550,141.89       4.13          10.540          82,213   77.30       51.92        94.97
Michigan                        110     8,463,167.83       4.08          10.412          76,938   78.82       90.08        93.26
Texas                            73     8,171,595.62       3.94          10.280         111,940   80.68       77.95        92.34
Colorado                         57     7,827,794.47       3.78          9.772          137,330   81.53       84.31        97.22
Arizona                          69     6,285,593.14       3.03          10.274          91,096   77.66       78.73        91.31
Oregon                           41     5,709,078.75       2.75          9.995          139,246   80.71       85.53        92.42
Indiana                          75     5,549,638.64       2.68          10.537          73,995   79.53       83.32        93.25
Virginia                         58     5,297,032.98       2.56          10.356          91,328   81.35       91.11        98.02
Georgia                          47     4,866,399.11       2.35          10.432         103,540   81.76       77.05        95.90
Utah                             35     4,784,524.65       2.31          10.029         136,701   81.99       75.25        91.21
Massachusetts                    27     4,388,443.70       2.12          10.234         162,535   72.93       61.30        85.87
New Jersey                       40     4,170,094.09       2.01          10.486         104,252   75.49       68.54        92.67
Maryland                         40     4,115,216.86       1.99          10.372         102,880   81.62       75.72        96.53
Missouri                         59     4,096,645.99       1.98          10.155          69,435   79.94       94.75        97.49
Connecticut                      29     3,448,221.40       1.66          10.262         118,904   79.64       66.07        96.31
Kentucky                         49     3,321,579.25       1.60          10.248          67,787   79.66       92.34        93.06
Wisconsin                        34     3,118,042.15       1.50          10.219          91,707   80.74       74.86        84.07
Nevada                           23     2,488,227.80       1.20          10.115         108,184   83.70       64.81        88.32
South Carolina                   29     2,471,799.81       1.19          9.790           85,234   82.53       86.02       100.00
Minnesota                        22     1,886,489.54       0.91          10.819          85,750   79.17       54.53        93.91
Oklahoma                         23     1,746,145.96       0.84          9.786           75,919   81.81       90.44       100.00
New Hampshire                    11     1,305,802.45       0.63          10.721         118,709   76.32       51.58        88.72
Idaho                            13     1,266,806.83       0.61          10.155          97,447   82.23      100.00       100.00
Rhode Island                     10       959,004.19       0.46          10.540          95,900   71.40       60.20       100.00
New Mexico                       10       952,931.82       0.46          9.767           95,293   78.41       89.40       100.00
Louisiana                         9       918,310.63       0.44          10.906         102,035   81.38       27.03        90.94
West Virginia                    11       788,207.21       0.38          9.801           71,655   80.10       78.94       100.00
Delaware                          6       581,948.79       0.28          10.673          96,991   73.88      100.00       100.00
Iowa                             10       558,121.95       0.27          11.658          55,812   81.54       88.01       100.00
Maine                             5       503,747.80       0.24          10.405         100,750   67.19       5.54         41.49
Mississippi                       4       263,633.88       0.13          10.920          65,908   79.85       84.53       100.00
Washington DC                     2       247,941.86       0.12          9.471          123,971   85.27      100.00       100.00
Kansas                            3       245,749.82       0.12          10.733          81,917   82.13      100.00       100.00
Montana                           2       188,620.39       0.09          9.594           94,310   82.09      100.00       100.00
Wyoming                           3       184,770.71       0.09          10.901          61,590   75.68       70.00       100.00
Nebraska                          1       121,940.61       0.06          10.750         121,941   84.76      100.00       100.00
Vermont                           1       111,326.77       0.05          11.675         111,327   80.00       0.00        100.00
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                          ADJUSTABLE RATE MORTGAGE LOANS

                                    DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
DISTRIBUTION BY          NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
ORIGINAL PRINCIPAL       MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
BALANCE                    LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
$10,000.01 - $20,000.00           4       $66,913.85      0.03%         11.880%         $16,728  47.34%      100.00%      74.51%
$20,000.01 - $30,000.00          33       836,536.28       0.40          10.981          25,350   68.92       85.42        80.78
$30,000.01 - $40,000.00         134     4,741,033.57       2.29          10.668          35,381   73.03       84.46        85.16
$40,000.01 - $50,000.00         135     6,049,409.59       2.92          10.697          44,810   75.65       86.00        87.43
$50,000.01 - $60,000.00         203    11,133,955.34       5.37          10.477          54,847   77.70       86.00        92.72
$60,000.01 - $70,000.00         281    18,095,022.36       8.73          10.331          64,395   78.95       86.15        95.13
$70,000.01 - $80,000.00         208    15,398,993.54       7.43          10.344          74,034   80.35       89.37        95.75
$80,000.01 - $90,000.00         168    14,190,928.59       6.85          10.234          84,470   78.91       80.96        91.65
$90,000.01            -         136    12,796,661.53       6.17          10.410          94,093   78.35       77.80        94.08
$100,000.00
$100,000.01           -         232    25,176,064.69      12.15          10.187         108,518   79.86       77.01        93.46
$120,000.00
$120,000.01           -         154    19,792,294.79       9.55          10.194         128,521   81.55       77.24        98.05
$140,000.00
$140,000.01           -          98    14,384,137.80       6.94          10.134         146,777   81.36       73.99        96.99
$160,000.00
$160,000.01           -          73    12,131,322.23       5.85          9.928          166,182   78.84       68.18        94.60
$180,000.00
$180,000.01           -          48     8,849,548.50       4.27          10.124         184,366   81.88       80.65        93.61
$200,000.00
$200,000.01           -          31     6,466,213.98       3.12          9.714          208,588   80.94       74.16        96.70
$220,000.00
$220,000.01           -          26     5,907,799.65       2.85          9.815          227,223   80.91       64.95        96.24
$240,000.00
$240,000.01           -          16     3,940,523.90       1.90          9.631          246,283   82.80       68.46        87.36
$260,000.00
$260,000.01           -          20     5,394,067.42       2.60          10.416         269,703   81.27       74.82       100.00
$280,000.00
$280,000.01           -          14     4,038,805.53       1.95          10.012         288,486   78.81       63.95        92.93
$300,000.00
$300,000.01           -          11     3,380,800.12       1.63          10.447         307,345   75.40       36.37        82.10
$320,000.00
$320,000.01           -          11     3,591,552.92       1.73          9.734          326,505   80.85       72.79       100.00
$340,000.00
$340,000.01           -           9     3,137,659.23       1.51          9.411          348,629   80.35       55.13        88.56
$360,000.00
$360,000.01           -           4     1,464,983.31       0.71          9.957          366,246   81.05       74.99       100.00
$380,000.00
$380,000.01           -           3     1,156,772.66       0.56          9.796          385,591   76.06       32.72       100.00
$400,000.00
$400,000.00 and Over             10     5,141,879.72       2.48          8.790          514,188   78.34       81.50        91.13
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                          ADJUSTABLE RATE MORTGAGE LOANS

                                     DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
DISTRIBUTION BY          NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
CURRENT PRINCIPAL        MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
BALANCE                    LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
$0.01 - $10,000.00                3        $7,384.08      0.00%         10.029%          $2,461  89.59%      100.00%      100.00%
$10,000.01 - $20,000.00           9       153,340.43       0.07          10.970          17,038   66.90       86.96        88.88
$20,000.01 - $30,000.00          31       819,551.65       0.40          11.087          26,437   66.85       87.56        80.38
$30,000.01 - $40,000.00         139     4,951,418.77       2.39          10.631          35,622   73.10       85.12        85.07
$40,000.01 - $50,000.00         139     6,322,979.87       3.05          10.720          45,489   75.83       83.46        87.75
$50,000.01 - $60,000.00         207    11,469,753.25       5.53          10.460          55,409   77.99       87.62        92.88
$60,000.01 - $70,000.00         279    18,109,530.78       8.74          10.346          64,909   78.99       85.73        94.67
$70,000.01 - $80,000.00         202    15,057,394.11       7.26          10.320          74,542   80.03       89.52        96.05
$80,000.01 - $90,000.00         174    14,788,264.57       7.13          10.280          84,990   78.87       81.66        91.92
$90,000.01            -         133    12,642,997.35       6.10          10.328          95,060   78.81       76.66        94.72
$100,000.00
$100,000.01           -         229    25,131,015.15      12.13          10.192         109,742   79.64       76.83        93.45
$120,000.00
$120,000.01           -         149    19,253,335.52       9.29          10.216         129,217   81.97       76.38        98.00
$140,000.00
$140,000.01           -          99    14,765,867.56       7.12          10.117         149,150   81.40       75.47        97.06
$160,000.00
$160,000.01           -          71    12,046,262.88       5.81          9.900          169,666   78.93       69.27        94.57
$180,000.00
$180,000.01           -          44     8,323,417.02       4.02          10.192         189,169   81.07       79.43        93.21
$200,000.00
$200,000.01           -          31     6,485,760.80       3.13          9.662          209,218   81.66       74.24        96.71
$220,000.00
$220,000.01           -          29     6,640,183.57       3.20          9.672          228,972   81.23       68.81        96.66
$240,000.00
$240,000.01           -          13     3,245,155.56       1.57          9.970          249,627   81.30       61.71        84.65
$260,000.00
$260,000.01           -          21     5,696,337.35       2.75          10.282         271,254   81.87       76.15       100.00
$280,000.00
$280,000.01           -          12     3,480,282.87       1.68          10.130         290,024   78.21       58.17        91.79
$300,000.00
$300,000.01           -          12     3,700,523.32       1.79          10.357         308,377   75.88       41.87        83.65
$320,000.00
$320,000.01           -          10     3,271,829.72       1.58          9.766          327,183   80.85       70.13       100.00
$340,000.00
$340,000.01           -          10     3,495,263.89       1.69          9.394          349,526   80.32       59.72        89.73
$360,000.00
$360,000.01           -           4     1,485,903.01       0.72          10.136         371,476   81.02       75.34       100.00
$380,000.00
$380,000.01           -           2       778,248.30       0.38          9.701          389,124   74.15       0.00        100.00
$400,000.00
$400,000.00 and Over             10     5,141,879.72       2.48          8.790          514,188   78.34       81.50        91.13
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                          ADJUSTABLE RATE MORTGAGE LOANS

                                      DISTRIBUTION BY CURRENT MORTGAGE RATES

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY          MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
CURRENT MORTGAGE RATES     LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
5.001% - 5.500%                   1       $30,654.08      0.01%          5.500%         $30,654  56.86%      100.00%      100.00%
7.001% - 7.500%                  23     3,354,595.34       1.62          7.338          145,852   81.08       83.50       100.00
7.501% - 8.000%                  41     5,140,600.75       2.48          7.885          125,381   80.54       78.38        91.99
8.001% - 8.500%                  67     7,820,171.27       3.77          8.321          116,719   80.59       85.99        89.07
8.501% - 9.000%                 153    18,367,895.34       8.86          8.822          120,052   79.33       84.47        96.72
9.001% - 9.500%                 197    22,284,203.77      10.75          9.335          113,118   80.98       82.54        91.69
9.501% - 10.000%                363    39,076,710.69      18.85          9.827          107,649   79.63       85.24        93.59
10.001% - 10.500%               325    32,406,111.44      15.64          10.316          99,711   79.43       72.64        93.07
10.501% - 11.000%               414    38,620,614.20      18.63          10.787          93,287   79.22       68.54        94.71
11.001% - 11.500%               212    17,801,884.06       8.59          11.307          83,971   78.44       79.86        95.41
11.501% - 12.000%               154    14,216,710.82       6.86          11.797          92,316   79.64       68.13        94.92
12.001% - 12.500%                56     4,517,903.10       2.18          12.264          80,677   80.46       67.39       100.00
12.501% - 13.000%                36     2,544,768.99       1.23          12.789          70,688   74.36       64.72        98.72
13.001% - 13.500%                11       563,459.00       0.27          13.208          51,224   77.71       69.75        91.25
13.501% - 14.000%                 6       387,182.21       0.19          13.630          64,530   67.95      100.00        80.19
14.001% - 14.500%                 3       130,416.04       0.06          14.212          43,472   74.72       67.88        67.88
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======


                                          ADJUSTABLE RATE MORTGAGE LOANS

                                        LOANS DISTRIBUTION BY GROSS MARGIN

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
LOANS DISTRIBUTION BY    MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
GROSS MARGIN               LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
<= 2.000%                         2      $125,951.23      0.06%         10.547%         $62,976  73.18%      100.00%      100.00%
2.501% - 3.000%                   1        30,654.08       0.01          5.500           30,654   56.86      100.00       100.00
3.501% - 4.000%                   5       550,424.81       0.27          8.727          110,085   77.16       59.05       100.00
4.001% - 4.500%                  34     4,622,316.20       2.23          8.966          135,950   71.61       89.61        92.06
4.501% - 5.000%                  62     7,116,897.44       3.43          9.606          114,789   74.65       79.78        98.31
5.001% - 5.500%                 287    31,515,258.42      15.21          9.701          109,809   79.25       74.00        92.38
5.501% - 6.000%                 480    54,100,583.74      26.10          10.041         112,710   81.29       74.64        91.47
6.001% - 6.500%                 563    57,718,715.46      27.85          10.341         102,520   80.58       71.33        94.58
6.501% - 7.000%                 470    38,961,643.39      18.80          10.475          82,897   78.99       88.60        98.43
7.001% - 7.500%                 120     9,882,946.45       4.77          10.846          82,358   75.82       86.04        95.15
7.501% - 8.000%                  21     1,649,253.52       0.80          10.973          78,536   75.01       73.17        81.69
8.001% - 8.500%                   5       235,193.48       0.11          11.835          47,039   68.90      100.00        86.11
8.501% - 9.000%                   8       523,201.89       0.25          11.096          65,400   73.13      100.00        68.67
9.001% - 9.500%                   2        80,805.47       0.04          12.919          40,403   75.32      100.00        60.70
9.501% - 10.000%                  2       150,035.52       0.07          12.808          75,018   81.39       19.89       100.00
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                          ADJUSTABLE RATE MORTGAGE LOANS

                                      DISTRIBUTION BY MAXIMUM MORTGAGE RATES

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY          MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
MAXIMUM MORTGAGE RATES     LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
<= 10.000                         5      $315,964.81      0.15%          9.359%         $63,193  78.74%      100.00%      100.00%
10.001 - 10.500                   1        67,765.84       0.03          9.200           67,766   80.05      100.00       100.00
11.001 - 11.500                   1       122,977.44       0.06          10.500         122,977   80.05      100.00       100.00
11.501 - 12.000                   4       404,110.95       0.19          9.216          101,028   80.59       74.08        74.08
12.501 - 13.000                   4       437,932.71       0.21          8.803          109,483   86.55      100.00        80.99
13.001 - 13.500                  21     2,761,399.75       1.33          7.585          131,495   80.21       91.26       100.00
13.501 - 14.000                  43     5,244,121.08       2.53          8.138          121,956   82.36       76.61        88.85
14.001 - 14.500                  72     7,620,580.85       3.68          8.749          105,841   78.36       86.25        92.86
14.501 - 15.000                 175    19,605,637.03       9.46          8.984          112,032   78.69       87.51        96.87
15.001 - 15.500                 204    23,271,714.86      11.23          9.498          114,077   80.90       81.30        93.44
15.501 - 16.000                 370    40,492,958.18      19.54          9.835          109,440   79.98       85.13        92.25
16.001 - 16.500                 309    30,270,294.16      14.60          10.268          97,962   79.61       71.93        93.33
16.501 - 17.000                 394    37,289,454.48      17.99          10.748          94,643   79.13       66.11        95.08
17.001 - 17.500                 198    17,358,983.56       8.38          11.142          87,672   78.53       81.19        94.97
17.501 - 18.000                 163    14,707,867.64       7.10          11.699          90,232   79.53       68.96        94.81
18.001 - 18.500                  47     3,852,598.85       1.86          12.228          81,970   80.86       64.99        99.18
18.501 - 19.000                  33     2,374,385.11       1.15          12.766          71,951   74.22       62.18       100.00
19.001 - 19.500                  11       637,973.07       0.31          13.072          57,998   78.73       54.45        92.28
19.501 - 20.000                   4       301,419.03       0.15          13.619          75,355   67.88      100.00        85.09
20.001 - 20.500                   1        41,892.55       0.02          14.275          41,893   70.00       0.00         0.00
20.501 - 21.000                   1        54,005.62       0.03          13.550          54,006   70.05      100.00       100.00
21.001 - 21.500                   1        29,843.53       0.01          14.050          29,844   70.87      100.00       100.00
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======



                                          ADJUSTABLE RATE MORTGAGE LOANS

                                     DISTRIBUTION BY MONTHS TO RATE NEXT RESET

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY MONTHS   MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
TO RATE NEXT RESET         LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
<= 0                              9      $664,850.52      0.32%          8.286%         $73,872  77.94%      92.67%       100.00%
1 - 6                           792    76,602,031.67      36.96          10.382          96,720   80.35       75.05        93.69
7 - 12                          838    84,844,705.86      40.94          10.300         101,247   78.57       73.72        94.97
13 - 18                         197    19,162,746.89       9.25          9.525           97,273   81.59       88.62        93.31
19 - 24                         154    16,509,780.39       7.97          10.005         107,206   78.50       92.89        95.39
25 - 30                          44     5,712,225.14       2.76          9.233          129,823   79.29       71.85        88.67
31 - 36                          28     3,767,540.63       1.82          8.417          134,555   79.75       84.91        87.78
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                          ADJUSTABLE RATE MORTGAGE LOANS

                                     DISTRIBUTION BY MONTH OF NEXT RESET DATE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY MONTH    MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
OF NEXT RESET DATE         LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
2002 Feb                          9      $664,850.52      0.32%          8.286%         $73,872  77.94%      92.67%       100.00%
2002 Mar                         78     8,093,247.68       3.90          10.156         103,760   79.50       83.80        95.58
2002 Apr                         48     4,715,831.38       2.28          10.108          98,246   82.35       98.52        94.85
2002 May                         82     6,773,675.32       3.27          10.286          82,606   79.11       91.13        94.66
2002 Jun                         85     6,508,889.99       3.14          10.400          76,575   78.03       89.08        90.72
2002 Jul                        119    11,146,517.51       5.38          10.206          93,668   81.19       82.79        87.87
2002 Aug                        380    39,363,869.79      18.99          10.525         103,589   80.64       63.17        95.14
2002 Sep                        496    54,819,577.38      26.45          10.196         110,523   78.47       66.97        94.64
2002 Oct                         46     3,934,126.44       1.90          10.587          85,524   77.57       93.69        99.09
2002 Nov                         52     5,012,296.57       2.42          10.487          96,390   80.85       87.18        92.22
2002 Dec                         81     6,823,297.31       3.29          10.636          84,238   78.16       90.63       100.00
2003 Jan                         80     6,222,575.71       3.00          10.612          77,782   79.99       91.13       100.00
2003 Feb                         83     8,032,832.45       3.88          10.231          96,781   77.54       73.72        88.71
2003 Mar                         48     4,597,569.91       2.22          9.273           95,783   81.75      100.00        95.44
2003 Apr                         60     6,599,117.38       3.18          9.193          109,985   82.27       83.77        97.57
2003 May                         28     2,745,478.47       1.32          10.284          98,053   80.75       84.47        95.72
2003 Jun                         16     1,397,567.75       0.67          9.905           87,348   81.34       88.61       100.00
2003 Jul                         12       970,610.05       0.47          10.085          80,884   81.67      100.00       100.00
2003 Aug                         33     2,852,403.33       1.38          9.592           86,436   80.67       81.64        72.13
2003 Sep                         18     2,108,901.19       1.02          10.736         117,161   80.14       93.49        92.31
2003 Oct                         36     2,869,951.90       1.38          9.371           79,721   77.56       92.02        96.28
2003 Nov                          8     1,006,136.87       0.49          11.067         125,767   72.03       91.61       100.00
2003 Dec                         53     5,713,726.83       2.76          9.499          107,806   79.45       92.20       100.00
2004 Jan                         24     2,903,643.33       1.40          10.626         120,985   76.65       96.86        95.37
2004 Feb                         15     1,907,420.27       0.92          10.160         127,161   81.46       90.23        81.22
2004 Mar                         11     1,365,714.59       0.66          9.270          124,156   82.10       72.16       100.00
2004 Apr                         16     2,113,497.36       1.02          9.459          132,094   77.54       85.39       100.00
2004 May                          5       652,611.29       0.31          8.727          130,522   83.13       42.50       100.00
2004 Jun                          2       221,672.33       0.11          9.992          110,836   83.52      100.00       100.00
2004 Jul                          3       318,979.80       0.15          8.995          106,327   78.87       61.04        61.04
2004 Aug                          7     1,039,749.77       0.50          8.956          148,536   75.94       59.69        49.70
2004 Sep                          1        75,888.66       0.04          9.800           75,889   80.00      100.00       100.00
2004 Oct                         13     1,244,264.79       0.60          8.881           95,713   80.60       95.11       100.00
2004 Dec                         14     2,447,387.18       1.18          8.138          174,813   79.31       79.26        81.18
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                          ADJUSTABLE RATE MORTGAGE LOANS

                                DISTRIBUTION BY REMAINING MONTHS TO STATED MATURITY

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
DISTRIBUTION BY          NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
REMAINING MONTHS TO      MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
STATED MATURITY            LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
13 - 24                           1       $34,168.57      0.02%          9.875%         $34,169  88.23%      100.00%      100.00%
37 - 48                           1        27,542.59       0.01          10.375          27,543   80.05      100.00       100.00
109 - 120                         6       309,857.06       0.15          9.659           51,643   65.16      100.00       100.00
121 - 132                         7       230,412.65       0.11          10.455          32,916   56.46      100.00       100.00
133 - 144                         6       340,153.69       0.16          10.422          56,692   69.07       70.29       100.00
145 - 156                         1        55,629.50       0.03          9.109           55,630   81.76      100.00        0.00
157 - 168                         7       254,667.89       0.12          11.176          36,381   65.36       50.29       100.00
169 - 180                         1        60,845.48       0.03          9.050           60,845   82.00       0.00        100.00
193 - 204                         3       129,335.04       0.06          11.062          43,112   83.63      100.00       100.00
205 - 216                         2       115,055.34       0.06          9.346           57,528   78.30      100.00       100.00
217 - 228                         2        99,132.27       0.05          9.921           49,566   77.04      100.00       100.00
241 - 252                         1        30,654.08       0.01          5.500           30,654   56.86      100.00       100.00
253 - 264                         1        39,938.76       0.02          9.990           39,939   75.50      100.00       100.00
265 - 276                         1       143,882.25       0.07          9.650          143,882   75.05      100.00       100.00
277 - 288                         8       486,931.59       0.23          11.036          60,866   73.73      100.00        68.78
289 - 300                        30     2,485,260.68       1.20          10.270          82,842   75.89       91.98        97.37
301 - 312                        86     6,919,224.12       3.34          10.644          80,456   75.64       86.42        94.55
313 - 324                        93     7,608,567.03       3.67          10.374          81,813   78.96       83.61        92.99
325 - 336                       126    12,958,963.40       6.25          9.796          102,849   81.22       90.31        94.39
337 - 348                     1,168   122,906,614.83      59.30          10.349         105,228   79.84       70.60        94.17
349 - 360                       511    52,027,044.28      25.10          9.718          101,814   79.58       86.70        93.89
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                          ADJUSTABLE RATE MORTGAGE LOANS

                                        DISTRIBUTION BY MONTHS OF SEASONING

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY MONTHS   MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
OF SEASONING               LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
1 - 6                            93    $8,793,270.98      4.24%          8.447%         $94,551  79.34%      90.68%       93.27%
7 - 12                          204    21,166,822.24      10.21          9.246          103,759   81.08       84.75        91.67
13 - 18                         448    42,927,309.05      20.71          10.467          95,820   79.48       90.44        95.51
19 - 24                         885    95,350,215.99      46.00          10.440         107,740   79.43       63.57        93.91
25 - 30                          64     7,294,042.90       3.52          9.534          113,969   81.61       93.05        98.45
31 - 36                          93     9,534,107.16       4.60          9.621          102,517   81.26       94.56        93.98
37 - 42                          42     4,153,915.26       2.00          9.869           98,903   82.17       83.95        86.53
43 - 48                          22     1,978,342.69       0.95          10.114          89,925   79.82       91.96        83.67
49 - 54                          85     6,981,152.31       3.37          10.621          82,131   76.39       74.39        97.47
55 - 60                          58     3,691,131.66       1.78          10.934          63,640   75.46       92.73        94.56
61 - 66                          37     2,723,737.59       1.31          10.349          73,615   74.20      100.00        98.68
67 - 72                          21     1,941,806.67       0.94          10.038          92,467   75.86       89.74        96.64
73 - 78                           3       264,441.38       0.13          10.302          88,147   82.12      100.00        77.97
79 - 84                           5       279,764.21       0.13          11.335          55,953   70.31      100.00        79.31
85 - 90                           1       143,882.25       0.07          9.650          143,882   75.05      100.00       100.00
97 - 102                          1        39,938.76       0.02          9.990           39,939   75.50      100.00       100.00
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======


                                          ADJUSTABLE RATE MORTGAGE LOANS

                                   DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
DISTRIBUTION BY          NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
ORIGINAL LOAN-TO-VALUE   MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
RATIO                      LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
15.01 - 20.00                     1       $31,251.95      0.02%         10.500%         $31,252  17.00%       0.00%       100.00%
20.01 - 25.00                     1        39,370.07       0.02          9.990           39,370   25.00      100.00       100.00
25.01 - 30.00                     4       149,873.41       0.07          10.987          37,468   28.55       11.09        76.85
30.01 - 35.00                     3       248,314.66       0.12          9.978           82,772   33.84      100.00       100.00
35.01 - 40.00                     7       317,720.89       0.15          10.638          45,389   37.88       53.86       100.00
40.01 - 45.00                    12       751,041.65       0.36          10.221          62,587   41.83       25.80        97.73
45.01 - 50.00                    23     1,547,817.49       0.75          10.402          67,296   47.85       65.23        98.39
50.01 - 55.00                    18     1,385,027.92       0.67          10.281          76,946   53.24       20.95        65.17
55.01 - 60.00                    37     3,078,770.44       1.49          10.256          83,210   58.11       52.24        90.52
60.01 - 65.00                    65     7,009,059.37       3.38          10.099         107,832   63.83       53.60        90.82
65.01 - 70.00                   122    11,729,504.49       5.66          10.031          96,143   68.96       52.70        88.76
70.01 - 75.00                   235    23,752,359.08      11.46          10.430         101,074   74.14       68.28        90.40
75.01 - 80.00                   595    58,233,385.82      28.10          10.300          97,871   79.04       73.20        93.72
80.01 - 85.00                   601    59,535,107.66      28.72          10.139          99,060   82.48       89.12        95.02
85.01 - 90.00                   223    25,560,280.88      12.33          9.664          114,620   87.94       97.07        99.26
90.01 - 95.00                    77     9,933,700.90       4.79          10.179         129,009   93.33       90.39        96.47
95.01 - 100.00                   38     3,961,294.42       1.91          10.427         104,245   99.90       26.92       100.00
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                          ADJUSTABLE RATE MORTGAGE LOANS

                                    DISTRIBUTION BY BORROWER CREDIT GRADE SCORE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
DISTRIBUTION BY          NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
BORROWER CREDIT GRADE    MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
SCORE                      LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
Not Applicable                    8      $413,080.10      0.20%          9.760%         $51,635  77.86%      100.00%      100.00%
401 - 450                         6       590,857.35       0.29          10.827          98,476   80.37      100.00       100.00
451 - 500                       163    14,082,100.08       6.79          10.711          86,393   77.20       93.28        97.60
501 - 550                       756    73,126,841.54      35.28          10.488          96,729   78.18       81.64        97.35
551 - 600                       600    59,231,255.71      28.58          9.973           98,719   78.85       79.34        94.20
601 - 650                       349    37,951,253.56      18.31          9.919          108,743   82.86       71.64        91.43
651 - 700                       139    17,999,880.59       8.68          9.670          129,496   81.31       56.57        86.83
701 - 750                        30     3,090,620.53       1.49          9.588          103,021   86.01       58.02        74.24
751 - 800                        11       777,991.64       0.38          10.107          70,727   74.22       35.96        84.42
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======


                                          ADJUSTABLE RATE MORTGAGE LOANS

                                           DISTRIBUTION BY PROPERTY TYPE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY          MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
PROPERTY TYPE              LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
Single Family Residence       1,569  $159,858,573.31      77.13%        10.187%        $101,886  79.26%      77.27%       95.46%
Manufactured Housing            258    20,085,727.78       9.69          9.955           77,852   81.00       95.68        99.23
PUD                              87    12,557,152.07       6.06          10.391         144,335   81.60       62.40        91.23
2-4 Family                       99     9,958,315.25       4.80          10.096         100,589   77.78       69.72        71.96
Condo                            48     4,780,581.04       2.31          9.888           99,595   81.10       57.30        80.31
Townhouse                         1        23,531.65       0.01          9.250           23,532   40.55      100.00       100.00
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======


                                          ADJUSTABLE RATE MORTGAGE LOANS

                                           DISTRIBUTION BY LOAN PURPOSE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY LOAN     MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
PURPOSE                    LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
Refinance - No Cash Out       1,018  $100,844,407.42      48.66%         9.984%         $99,061  79.32%      85.81%       94.60%
Purchase                        569    56,066,116.05      27.05          10.393          98,534   82.84       73.61        93.80
Refinance - Cash Out            370    42,544,647.35      20.53          10.290         114,986   76.28       59.60        94.10
Debt Consolidation               46     3,543,022.14       1.71          10.208          77,022   75.71       91.74        98.64
Home Improvement                 31     2,452,285.63       1.18          9.921           79,106   76.06       85.89        76.85
Other                            28     1,813,402.51       0.87          10.568          64,764   78.58       97.05        88.69
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                          ADJUSTABLE RATE MORTGAGE LOANS

                                         DISTRIBUTION BY OCCUPANCY STATUS

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY          MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
OCCUPANCY STATUS           LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
Owner Occupied                1,921  $195,009,086.27      94.09%        10.173%        $101,514  79.78%      78.76%       100.00%
Non-Owner Occupied              141    12,254,794.83       5.91          10.037          86,913   75.65       54.57        0.00
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======


                                          ADJUSTABLE RATE MORTGAGE LOANS

                                DISTRIBUTION BY BORROWER INCOME DOCUMENTATION TYPE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
DISTRIBUTION BY          NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
BORROWER INCOME          MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
DOCUMENTATION TYPE         LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
Full                          1,669  $160,275,663.35      77.33%        10.096%         $96,031  80.55%      100.00%      95.83%
Niv/Stated                      367    44,158,149.25      21.31          10.397         120,322   75.79       0.00         87.90
Lite                             26     2,830,068.50       1.37          10.451         108,849   80.60       0.00         92.04
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======


                                          ADJUSTABLE RATE MORTGAGE LOANS

                                           DISTRIBUTION BY PRODUCT TYPE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY          MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
PRODUCT TYPE               LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
2/28 ARM                      1,676  $166,266,927.47      80.22%        10.187%         $99,205  79.75%      74.68%       94.21%
3/27 ARM                        245    30,421,768.78      14.68          9.971          124,170   79.65       86.16        93.54
6 Month LIBOR                   141    10,575,184.85       5.10          10.382          75,001   75.91       93.65        93.69
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======


Note: 6 Month Libor category contains 1.55% of 1 Year CMT loans.


                                          ADJUSTABLE RATE MORTGAGE LOANS

                                            DISTRIBUTION BY INDEX TYPE

                                                                                                           PERCENT OF   PERCENT OF
                                                      PERCENTAGE OF                                           FULL        OWNER-
                                                      MORTGAGE POOL                             WEIGHTED  DOCUMENTATION  OCCUPIED
                                                       BY AGGREGATE                              AVERAGE  LUMORTGAGE     MORTGAGE
                                       AGGREGATE        PRINCIPAL                    AVERAGE    ORIGINAL    LOANS BY     LOANS BY
                         NUMBER OF     PRINCIPAL         BALANCE        WEIGHTED    PRINCIPAL    LOAN-      AGGREGATE    AGGREGATE
DISTRIBUTION BY INDEX    MORTGAGE       BALANCE        OF MORTGAGE      AVERAGE      BALANCE    TO-VALUE    PRINCIPAL    PRINCIPAL
TYPE                       LOANS      OUTSTANDING         LOANS          COUPON    OUTSTANDING    RATIO      BALANCE      BALANCE
Libor - 6 Month               1,969  $200,411,575.03      96.69%        10.159%        $101,783  79.72%      77.16%       94.09%
Treasury - 1 Year                93     6,852,306.07       3.31          10.338          73,681   74.31       82.38        94.12
                             ------  ---------------     ------          ------         -------  ------     -------       -------
TOTAL:                        2,062  $207,263,881.10     100.00%        10.165%        $100,516  79.54%      77.33%       94.09%
                             ======  ===============     ======          ======         =======  ======     =======       =======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.